
                                                                 EXHIBIT 4(a)(1)

                                                                [CONFORMED COPY]
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                                 TENNECO INC.


                                      TO


                           THE CHASE MANHATTAN BANK
                            (NATIONAL ASSOCIATION)
                                                                   as Trustee


                                  ----------

                                   Indenture



                          Dated as of March 15, 1988




                                  ----------




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                                       i

                               TABLE OF CONTENTS
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Parties......................................................        1
Authorization of Securities..................................        1
Authorization of and consideration for the Indenture.........        1

                                  ARTICLE 1.

                                 Definitions.

Affiliate....................................................        2
Bankruptcy Act...............................................        2
Board of Directors...........................................        2
Business Day.................................................        2
Certified resolution.........................................        2
Company......................................................        3
Consolidated Assets..........................................        3
Consolidated Debt............................................        3
Consolidated Net Tangible Assets.............................        3
Consolidated Subsidiary......................................        3
Counsel......................................................        3
Debt.........................................................        4
Domestic Subsidiary..........................................        4
Finance Subsidiary...........................................        4
Foreign Subsidiary...........................................        4
General Mortgage.............................................        4
Goodwill.....................................................        4
Indenture....................................................        5
Interest.....................................................        5
Lien.........................................................        5
Liens upon rights-of-way for pipeline purposes...............        5
Mortgage Bonds...............................................        5
Officers' certificate........................................        5
Oil, Gas, Mineral and Processing and Other Plant Properties..        5
Opinion of counsel...........................................        7
Original issue date..........................................        7
Original Issue Discount Security.............................        7
Outstanding..................................................        7
Person.......................................................        8
Pipelines....................................................        8
Principal office of the Trustee..............................        8
Purchase money obligation....................................        8
Registered holder............................................        8
Responsible officers of the Trustee..........................        9
Securities...................................................        9
Securityholders..............................................       10
Subsidiary...................................................       10
Supplemental indenture.......................................       10
Tennessee....................................................       10
Trustee......................................................       11
Trust Indenture Act of 1939..................................       11
U.S. Government Obligations..................................       11
Yield to Maturity............................................       11

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                                      ii
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                                  ARTICLE 2.

                    Form, Execution, Delivery, Registration
             Exchange and Registration of Transfer of Securities.

SECTION 2.01 Form of Securities; legends; place and medium of payments ... 11
SECTION 2.02 Issuance of series of Securities............................. 12
SECTION 2.03 Authentication by Trustee.................................... 13
SECTION 2.04 Kinds and denominations of Securities; dates of Securities... 14
SECTION 2.05 Execution and authentication of Securities by the Company.... 15
SECTION 2.06 Registration and registration of transfer of Securities...... 16
SECTION 2.07 Exchange and registration of transfer of Securities.......... 16
SECTION 2.08 Temporary Securities......................................... 17
SECTION 2.09 Recognition of registered holder of Securities; acquisition of Securities by Company.................................... 18
SECTION 2.10 Mutilated, destroyed, lost or stolen Securities.............. 18
SECTION 2.11 Upon consolidation, merger or transfer, new Securities of successor corporation may be issued......................... 18
SECTION 2.12 Change of name of Company.................................... 19

                                  ARTICLE 3.

                                  Redemption.

SECTION 3.01 Provision for Securities subject to redemption............... 19
SECTION 3.02 Notice of redemption; selection in case of
              partial redemption.......................................... 19
SECTION 3.03 Payment of Securities called for redemption.................. 21

                                  ARTICLE 4.

                     Particular Covenants of the Company.

SECTION 4.01 To pay principal, premium, if any, and interest.............. 21
SECTION 4.02 To maintain office or agency for presentation of Securities;
              appointment of agent........................................ 22
SECTION 4.03 To furnish paying agent moneys for payment of Securities and interest thereon........................................ 23
SECTION 4.04 Negative pledge clause and exceptions thereto................ 23
SECTION 4.05 To maintain corporate existence.............................. 27
SECTION 4.06 Of further assurance......................................... 27
SECTION 4.07 Reports to Trustee........................................... 27

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                                      iii

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                                   ARTICLE 5

                   Remedies of Trustee and Securityholders.

SECTION 5.01 Defaults defined....................................  28
SECTION 5.02 Declaration of maturity of principal on default.....  31
             Waiver of declaration of maturity...................  32
SECTION 5.03 Company will pay to Trustee at its request whole amount due upon occurrence of certain events.......  33
             Upon failure to pay, Trustee may recover judgment...  33
             Recovery of judgment to be for ratable benefit of
              Securityholders....................................  33
             Trustee appointed attorney-in-fact for
              Securityholders to file claims.....................  34
             Trustee may prove indebtedness......................  34
SECTION 5.04 Application of moneys collected
              by Trustee.........................................  35
SECTION 5.05 Securities credited on purchase price in case
              of sale............................................  36
SECTION 5.06 A default subsisting, Trustee may enforce rights by judicial proceeding; Trustee entitled to have
              receiver appointed.................................  37
SECTION 5.07 Holders of majority of Securities may direct
              proceedings........................................  37
             Waiver of defaults on request of Securityholders....  37
SECTION 5.08 Right of Securityholders to institute proceeding....  38
             Assessment of costs and attorney's fees in legal
              proceedings........................................  39
SECTION 5.09 Remedies cumulative.................................  40
SECTION 5.10 Waiver of stay or extension laws....................  40


                                   ARTICLE 6.

            Securityholders' Acts, Holdings and Apparent Authority.

Form of instruments executed by Securityholders................... 41
Proof of execution................................................ 41
Proof of holding of Securities.................................... 41

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                                      iv

                                  ARTICLE 7.

                   REPORTS BY THE COMPANY AND THE TRUSTEE
                         AND SECURITYHOLDERS' LISTS.

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SECTION 7.01 Reports by Trustee
             (a) annual report to Securityholders.........................   41
             (b) special reports to Securityholders.......................   42
             (c) manner and extent of transmitting reports................   43
             (d) copies to be filed with Securities and Exchange
                  Commission and with stock exchanges.....................   43
SECTION 7.02 Reports by Company
             (a) reports and information to be filed with Trustee.........   43
             (b) additional information and reports to be filed with
                  Trustee and the Securities and Exchange
                  Commission..............................................   44
             (c) reports to Securityholders...............................   44
SECTION 7.03 Securityholders' lists
             (a) Company to furnish Trustee with names and addresses
                  of Securityholders......................................   44
             (b) Trustee to preserve information..........................   45
             (c) Securityholders' rights to access to names and
                  addresses of other Securityholders......................   45
                 Authority of Securities and Exchange Commission
                  with respect to Securityholders lists...................   45
                 Trustee not liable for disclosure........................   46

                                  ARTICLE 8.

                            CONCERNING THE TRUSTEE

SECTION 8.01 Acceptance of trusts upon specified conditions
             (a) Trustee entitled to compensation and expenses............   46
             (b) Trustee may act by agents and attorneys..................   47
             (c) Trustee not responsible for recitals of fact.............   47
                 --no representation with respect to validity of
                   Indenture..............................................   47
                 --not accountable for application of proceeds of
                   Securities.............................................   47
             (d) Trustee may consult with counsel.........................   47
             (e) Trustee may rely upon certificate as to adoption of
                  resolutions.............................................   48
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                                      v
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               (f) Trustee may become owner or pledgee of Securities......   48
               (g) action at request of or with consent of
                    Securityholders binding on future holders.............   48
               (h) Trustee entitled to security against costs.............   48
               (i) Trustee protected in relying on documents..............   48
               (j) Trustee may accept officers' certificate as proof of
                    facts.................................................   48
SECTION 8.02 Duties of Trustee in case of default.........................   48
             --Trustee to use same degree of care as prudent man would
               use........................................................   48
             --Trustee not to be relieved from liability for negligence
               or willful misconduct......................................   48
             --except:
               (1) when no default subsisting
                   (a) Trustee liable only for performance of duties
                        specifically set forth............................   49
                   (b) Trustee may conclusively rely on opinions and
                        certificates furnished to it pursuant to
                        Indenture.........................................   49
               (2) Trustee not liable for error of judgment made in
                    good faith by responsible officer.....................   49
               (3) Trustee not liable for action or nonaction at
                    direction of holders of majority of Securities........   49
             --Trustee may examine books and records of the Company.......   49
SECTION 8.03 Notice to Securityholders of default.........................   50
SECTION 8.04 Resignation of Trustee and notice thereof....................   51
             Removal of Trustee...........................................   51
SECTION 8.05 Disqualification of Trustee by reason of
              conflicting interest........................................   51
               (a) Trustee to resign as a result of
                    conflicting interest..................................   51
               (b) notice to Securityholders of failure to resign.........   51
               (c) right of Securityholders to petition for removal of
                    Trustee...............................................   51
               (d) meaning of the term "conflicting interest".............   52
SECTION 8.06 Appointment of successor trustee
             --by Securityholders.........................................   57
             --by Company.................................................   57
             --notice of appointment by Company...........................   57
             --appointment by a court.....................................   57
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                                      vi
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             Company covenants to appoint successor trustee having
              specified qualifications....................................   57
             Trustee to resign if specified qualifications are
              not met.....................................................   58
             Execution of instruments by successor trustee,
              predecessor trustee and Company.............................   58
SECTION 8.07 Consolidation and merger of Trustee..........................   59
SECTION 8.08 Trustee required to account for amounts collected
              as creditor of Company under certain conditions.............   60
              (a) Trustee, if a creditor, to set apart and hold
                   certain moneys in a special account
                   during default.........................................   60
              (b) situations not requiring Trustee to account.............   61
              (c) apportionment of funds and property set apart...........   61
              (d) in case of resignation of the Trustee...................   63
              (e) meaning of certain terms................................   63
              (f) creditor relationships to which Section
                   not applicable.........................................   63

                                  ARTICLE 9.

                                  DEFEASANCE.

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SECTION 9.01 Discharge of Indenture upon payment of Securities............   65
SECTION 9.02 Defeasance and discharge of Securities of any series
              upon deposit of moneys......................................   65
SECTION 9.03 Covenant defeasance of Securities of any series
              upon deposit of moneys......................................   67
SECTION 9.04 Acknowledgment of discharge..................................   68
SECTION 9.05 Payment of moneys............................................   68
SECTION 9.06 Reinstatement of Indenture...................................   68
SECTION 9.07 No interest payable to Company; deposit in trust.............   69

                                  ARTICLE 10.

       IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.

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Liability solely corporate................................................   69

                                  ARTICLE 11.

                        CONSOLIDATION, MERGER AND SALE.

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SECTION 11.01 Consolidation, merger or sale permitted under certain
               conditions.................................................   70
SECTION 11.02 Substitution of successor corporation for the Company.......   71
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                                     vii


                                 ARTICLE 12.

                           SUPPLEMENTAL INDENTURES.

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SECTION 12.01 Supplemental Indentures by Company and Trustee...............  71
               (a) To add covenants and agreements.........................  72
               (b) To add provisions in case of pledge or mortgage.........  72
               (c) To evidence succession to Company.......................  72
               (d) To establish the form or terms of any series of
                    Securities.............................................  72
               (e) To correct or supplement existing provisions............  72
              Trustee's reliance on Company's request......................  72
SECTION 12.02 Supplemental indentures with consent of Securityholders......  72
SECTION 12.03 Authorization to Trustee for execution of supplemental indentures..................................................  73
SECTION 12.04 Supplemental indenture deemed a part of this Indenture, to conform to provisions of Trust Indenture Act of 1939........  74

                                  ARTICLE 13.

                           MISCELLANEOUS PROVISIONS.

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SECTION 13.01 Benefits restricted to parties and holders of Securities.....  74
SECTION 13.02 Cancellation of Securities paid, redeemed or
               otherwise retired...........................................  75
SECTION 13.03 Evidence of compliance with conditions precedent.............  75
              Execution of notices, requests, certificates or statements...  75
              Contents of certificates and opinions........................  75
SECTION 13.04 Provisions required by Trust Indenture Act of 1939 to control..................................................  76
SECTION 13.0S Accounting terms and determinations..........................  76
SECTION 13.06 Service of notices and demands...............................  76
SECTION 13.07 Execution in counterparts....................................  76
SECTION 13.08 Governing law................................................  76
Testimonium................................................................  77
Execution..................................................................  77
Acknowledgments............................................................  77

   INDENTURE (hereinafter called "this Indenture"), dated as of the 15th day of March, 1988, made by and between TENNECO INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), party of the first part, and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a corporation existing under the national banking laws of the United States of America, having its principal office in the Borough of Manhattan, The City of New York, New York (hereinafter called the "Trustee"), as Trustee, party of the second part;

   WHEREAS, the Company deems it appropriate to borrow funds for its corporate purposes, and to that end has duly authorized the issuance from time to time of unsecured debentures, notes and/or other evidences of indebtedness to be issued in one or more series (referred to hereinafter as the "Securities") up to such principal amount or amounts as may be authorized in accordance with the terms of this indenture; and

   WHEREAS, all the requirements of law and the by-laws and certificate of incorporation of the Company have been fully complied with and all other acts and things necessary to make this Indenture a valid, binding and legal instrument for the benefit of the holders of the Securities have been done and performed;

   NOW, THEREFORE, THIS INDENTURE WITNESSETH that for and in consideration of the premises and of the acceptance or purchase of the Securities by the holders thereof and of the sum of one hundred dollars lawful money of the United States of America to it in hand paid by the Trustee at or before the ensealing and delivery of this Indenture, the receipt whereof it hereby acknowledges, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the present and future holders of the Securities, without preference, priority or distinction of any of the Securities over any of the others by reason of priority in time of issuance, negotiation or maturity thereof, or otherwise, as follows:

                                  ARTICLE 1.

                                 DEFINITIONS.

   The terms defined in this Article I shall, for all purposes of this Indenture and of any indenture supplemental hereto, have the meanings herein specified, unless the context otherwise specifies or requires. Unless herein otherwise defined, all terms used in this Indenture which are defined in the Trust Indenture Act of 1939 (as in force on the date of this Indenture), shall have the meanings assigned to them in said Act, unless the context otherwise specifies or requires.

Affiliate:

   The term "affiliate" when used with reference to the Company or another person shall mean any person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Company or such other person.

Bankruptcy Act:

   The term "Bankruptcy Act" shall mean any bankruptcy, insolvency, reorganization or other similar law or statute of general applicability of the United States of America or any State thereof.

Board of Directors:

   The term "Board of Directors" shall mean either the Board of Directors of the Company or the Executive Committee of the Board of Directors so long as the Executive Committee may lawfully exercise the functions of the Board of Directors in respect to the matters referred to in this Indenture.

Business Day:

   The term "business day" shall mean any day other than a Saturday, Sunday or legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized by law or executive order to close and on which the principal office of the Trustee is not open for business.

Certified resolution:

   The term "certified resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

Company:

   The term "Company" shall mean the party of the first part hereto, Tenneco Inc., and, subject to Article 11, shall also include its successors and assigns.

Consolidated Assets:

   The term "Consolidated Assets" shall mean at any date the consolidated assets of the Company and its consolidated Subsidiaries including all investments by the Company or its consolidated Subsidiaries in other entities (less applicable reserves and other properly deductible items), determined on a consolidated basis as of such date.

Consolidated Debt:

   The term "Consolidated Debt" shall mean at any date the Debt of the Company and its consolidated Subsidiaries (other than Finance Subsidiaries), determined on a consolidated basis as of such date.

Consolidated Net Tangible Assets:

   The term "Consolidated Net Tangible Assets" shall mean at any date Consolidated Assets after deducting therefrom (a) all current liabilities of the Company and its consolidated Subsidiaries (excluding any which are by their terms unconditionally extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed) and (b) Goodwill, all determined on a consolidated basis as of such date.

Consolidated Subsidiary:

   The term "consolidated Subsidiary" shall mean at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Company in its consolidated financial statements as of such date.

Counsel:

   The term "counsel" shall mean counsel, who may be counsel to the Company.

Debt:

   The term "Debt", as applied to any person, shall mean any obligation created or assumed by such person for the repayment of money borrowed and any purchase money obligation created or assumed by such person. All such Debt guaranteed in any manner by such person or in effect guaranteed by such person through a contingent agreement to purchase said Debt and all such Debt secured by mortgage or other lien upon property owned by such person and upon which such person customarily pays interest, although such person has not assumed or become liable for the payment of such Debt, shall for all purposes hereof be deemed to be "Debt" of such person.

Domestic Subsidiary:

   The term "domestic Subsidiary" shall mean any Subsidiary which is not a foreign Subsidiary.

Finance Subsidiary:

   The term "Finance Subsidiary" shall mean any Subsidiary which is principally engaged in the business of financing the sale or lease of the goods or services of the Company and its consolidated Subsidiaries and third parties. At March 1, 1988, the Finance Subsidiaries were Tenneco Credit Corporation, J. I. Case Credit Corporation, Tenneco Credit Canada Corp., Case Credit Limited, Compania de Financiacion Case S.A., J. I. Case Credit Corporation of Australia Pty. Limited and Tenneco International Finance Limited.

Foreign Subsidiary:

   The term "foreign Subsidiary" shall mean any Subsidiary which is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia and (determined on a consolidated basis) more than 66 2/3% of its sales or earnings are derived from operations located in, or more than 66 2/3% of its assets are located in, territories of the United States of America and jurisdictions outside the United States of America.

General Mortgage:

   The term "General Mortgage" shall mean the Mortgage and Deed of Trust of Tennessee, dated May 1, 1945, to The First National Bank of Chicago and Robert
L. Grinnell (A.R. Bohm, Successor Individual Trustee), as Trustees, as supplemented and amended at the date hereof.

Goodwill:

   The term "Goodwill" shall mean at any date the amount of the Company's investment in consolidated Subsidiaries in excess of the net assets of such Subsidiaries at the time of acquisition of such assets, less amortization on such excess amount from the time of acquisition thereof, all as reflected on the consolidated balance sheet of the Company and its consolidated Subsidiaries as of such date.

Indenture:

   The term "Indenture" shall mean this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

Interest:

   The term "interest" shall mean, when used with respect to noninterest bearing Securities, interest payable after maturity.

Lien:

   The term "Lien" shall mean any mortgage, pledge, security interest, lien or other encumbrance.

Liens upon rights-of-way for pipeline purposes:

   The term "liens upon rights-of-way for pipeline purposes" shall mean any mortgages, liens or other encumbrances created by persons other than the Company or any of its Subsidiaries and any renewal or extension of any such lien, mortgage or other encumbrance, which at the particular time in question are liens upon the lands over which easements or rights-of-way for pipeline purposes are held, securing bonds or other indebtedness which have not been assumed or guaranteed by the Company or any of its Subsidiaries or on which the Company or any of its Subsidiaries does not customarily pay interest charges.

Mortgage Bonds:

   The term "Mortgage Bonds" shall mean bonds of Tennessee issued under its General Mortgage.

Officers' certificate:

   The term "officers' certificate" shall mean a certificate signed by the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company and conforming to the requirements of (S) 13.03.

Oil, Gas, Mineral and Processing and Other Plant Properties:

   The term "oil, gas, mineral and processing and other plant properties" shall mean the following properties and assets, now owned or hereafter acquired by the Company or any of its Subsidiaries, namely: (a) all oil, gas and mineral leases, royalties, overriding royalties, production payments and fee and other interests and rights in oil, gas and other minerals in place wheresoever situated; (b) all oil, gas and other wells and mines for the exploration, development and production of oil, gas and other minerals; (c) all well, lease and mine equipment, personal property, fixtures and facilities of every kind held or used in the exploration, development, operation or maintenance of oil, gas and mineral leases, mines or other interests; (d) all drilling rigs, workover rigs, drilling barges, drilling platforms, boats or other marine equipment, and related equipment, parts, tools and accessories; (e) all gas (including casinghead gas) gathering lines and systems connected to any well or plant, up to the point at which the gas first enters a feeder, lateral or main transmission line of oil, gas or other minerals, including a purchaser or transporter; (f) all oil, distillate, condensate, gasoline and other products gathering lines, pipelines, tanks, pumps, loading racks and other property used in transporting, handling, storing, marketing or distributing oil, distillate, condensate, gasoline or any other products or derivatives thereof, and related equipment, machinery and facilities; (g) all meters, metering, testing and measuring equipment installed and operated to measure oil, gas or other minerals produced and delivered from producing properties or plants; (h) all cycling plants, compressor plants, treating plants, processing plants, refineries, petro-chemical plants and other plants of any kind owned and used in the operation and maintenance of the aforementioned leases, interests and mines or in the recovery, treating, refining or manufacture by any means or methods of oil, gas, casinghead gas, condensate, distillate, gasoline or other hydrocarbons or chemicals or any other minerals, or any products therefrom or derivatives thereof, and all related machinery, equipment, personal property and accessories held or used in connection therewith; (i) all oil, gas, casinghead gas, distillate, condensate, and other hydrocarbons or chemicals or minerals of any kind, gasoline and other products; (j) all lands held in fee, under lease or otherwise which are used solely in connection with any of the aforementioned operations, and the buildings, improvements, and fixtures thereon, and all equipment, furnishings and supplies therein, including without limitation all warehouses, and warehouse stock, casing and other materials, equipment and supplies used or usable in such operations; (k) all contracts for the purchase or sale of gas or casinghead gas produced or delivered from any of the properties or plants included in this definition which are not connected to any feeder, lateral or main transmission line of the Company or any of its Subsidiaries, and all contracts for the processing of gas or casinghead gas or for the purchase or sale or manufacture of oil, distillate, condensate, natural gasoline and other hydrocarbons or chemicals or products or derivatives thereof, or for the purchase or sale of or relating to any other minerals; and (1) without limiting in any way the generality of the foregoing, all property and assets of every kind and character, real, personal and/or mixed, wheresoever situated acquired by Tennessee from Tennessee Production Company, a Delaware corporation, under Agreement of Merger dated August 20, 1954.

Opinion of counsel:

   The term "opinion of counsel" shall mean an opinion or opinions in writing signed by counsel and conforming to the requirements of (S) 13.03.

Original issue date:

   The term "original issue date" with regard to any Security (or portion thereof) shall mean the earlier of (a) the date of such Security, (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution or (c) the date specified with respect to such Security pursuant to (S) 2.02.

Original Issue Discount Security:

   The term "Original issue Discount Security" shall mean any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to
(S) 5.02.

Outstanding:

   The term "outstanding", when used with respect to Securities, shall have the meaning specified in the definition of Securities, and, when used with respect to any other Debt of the Company, shall mean Debt then or theretofore created or assumed by the Company, except

       (a) All Debt theretofore paid or the evidences of which shall have been reacquired by the Company; and

       (b) Debt for the payment of which moneys or U.S. Government Obligations in the necessary amount shall have been irrevocably deposited in trust with the Trustee hereunder or with some other bank or trust company, provided that if any such Debt is to be paid prior to the maturity thereof, necessary notice of such payment shall, according to an opinion of counsel furnished to the Trustee, have been published or otherwise given or provision satisfactory to the Trustee shall have been made therefor.

Person:

   The term "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Pipelines:

   The term "pipelines" shall mean pipelines for the gathering, transmission or distribution of natural, manufactured or mixed gas.

Principal office of the Trustce:

   The term "principal office of the Trustee" shall mean the principal office of the Trustce in the Borough of Manhattan, The City of New York, New York, at which at any particular time its corporate trust business shall be administered, which office is, at the date of execution of this Indenture, located at One New York Plaza, New York, New York 10081.

Purchase money obligation:

   The term "purchase money obligation" shall mean any obligation incurred by a purchaser of property to the seller for the payment of any part of the purchase price of such property, which obligation by its terms matures one year or more from the date of the creation thereof, and shall not include any obligation for the repayment of money borrowed for the payment of any part of the purchase price of property.

Registered holder:

   The term "registered holder" shall mean thc person or persons in whose name or names a particular Security shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

Responsible officers of the Trustee:

   The term "responsible officers of the Trustee" shall mean the chairman of the board of directors, the president, every vice president, the secretary, the treasurer, the cashier, and every other officer and assistant officer of the Trustee, other than those specifically above-mentioned, to whom any corporate trust matter is referred because of his knowledge of, or familiarity with, a particular subject.

Securities:

   The term "Security" or "Securities" shall mean (except as otherwise provided in (S) 8.05) any Security, or all the Securities, as the case may be, authenticated and delivered under this Indenture.

   The term "outstanding under this Indenture" or "outstanding hereunder" or "outstanding", when used with reference to Securities, shall mean as of any particular time all Securities authenticated and delivered under this Indenture, except:

      (a) Securities cancelled by the Trustee or delivered to the Trustee for cancellation at or prior to the particular time;

      (b) Securities, or portions thereof, for whose payment or redemption money or U.S. Government Obligations in the necessary amount shall have theretofore been irrevocably deposited with the Trustee in trust (whether upon or prior to thc maturity of such Securities) for the holders of such Securities; and

      (c) Securities in lieu of and in substitution for which other Securities shall have been authenticated and delivered pursuant hereto.

   In determining whether the holders of the requisite principal amount of outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to (S) 5.02.

   The term "issued", when used with respect to Securities, shall mean sold or otherwise disposed of for value by the Company except by way of pledge unless the pledge shall have been foreclosed.

Securityholders:

   The term "Securityholders" or "holders of the Securities" or "holders" or other similar terms shall mean the registered holders of Securities.

   Any reference to a particular percentage or proportion of the Securityholders shall mean the holders at the particular time of the specified percentage or proportion in aggregate principal amount of all Securities or one or more series thereof then outstanding under this Indenture, exclusive of Securities owned by the Company or other obligor upon the Securities (whether or not theretofore issued) or by any affiliate of the Company or such obligor and whether held in the treasury of the Company or any such obligor or affiliate or pledged to secure any indebtedness; provided, however, that where such reference is made in connection with the protection of the Trustee, in acting upon the direction or consent of a specified percentage or proportion of Securityholders, such Securities shall be excluded only if known to the Trustee to be so owned; and provided further, that Securities pledged in good faith may be regarded as outstanding for the purposes of this paragraph if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not an affiliate of the Company or such obligor.

Subsidiary:

   The term "Subsidiary" shall mean any corporation or other person of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions are at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

Supplemental indenture:

   The term "supplemental indenture" or "indenture supplemental hereto" shall mean any indenture hereafter duly authorized and entered into in accordance with the provisions of this Indenture.

Tennessee:

   The term "Tennessee" shall mean Tennessee Gas Pipeline Company, a Delaware corporation which, at the date of this Indenture, is a wholly-owned subsidiary of the Company.

Trustee:

   The term "Trustee" shall mean The Chase Manhattan Bank (National Association), or the trustee under this Indenture for the time being, whether original or successor.

Trust Indenture Act of 1939:

   The term "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939 as it was in force on the date of this Indenture.

U.S. Government Obligations:

   The term "U.S. Government Obligations" shall mean direct obligations of, or obligations the principal and interest on which are fully guaranteed by, the United States of America and which are not callable at the option of the issuer thereof.

Yield to Maturity:

   The term "Yield to Maturity" shall mean the yield to maturity on a series of securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

                                   ARTICLE 2.

               FORM, EXECUTION, DELIVERY, REGISTRATION, EXCHANGE
                  AND REGISTRATION OF TRANSFER OF SECURITIES.

   (S) 2.01. The Securities of each series shall be substantially in the form (not inconsistent with this Indenture) established pursuant to resolutions of the Board of Directors or by an officer or officers of the Company pursuant to resolutions of the Board of Directors or pursuant to one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture. Any of the Securities may be issued with appropriate insertions, omissions, substitutions and variations, and may have such legends or endorsements printed or otherwise endorsed thereon as may be required to comply with any law or the rules of any securities exchange or of any governmental commission, or to conform to any usage with respect thereto; and the Board of Directors, by resolution, may amend any legends or endorsements on Securities then outstanding so as to comply with any such law or rules or so as to conform to any such usage.

   The principal of and the premium, if any, and the interest, if any, on each series of the Securities shall be paid at the principal office of the Trustee; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder entitled thereto at his address as it shall appear on the SecuritY register.

   (S) 2.02. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture shall be unlimited.

   The Securities may be issued in one or more series. There shall be established in or pursuant to a resolution of the Board of Directors and set forth in an officers' certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

      (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

      (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to
   (S) 2.07, 2.08, 2.10, 2.11 or 3.02);

      (3) the date or dates on which the principal and premium, if any, of the Securities of the series is payable;

      (4) the rate or rates, or method by which the rate or rates shall be determined, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of holders to whom interest is payable:

      (5) the place or places where the principal of, and premium, if any, and any interest on Securities of the series shall be payable;

      (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

      (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Securityholder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

      (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable:

      (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant tO (S) 5.02 or provable in bankruptcy pursuant to (S) 5.03;

      (10) any events which shall constitute defaults with respect to the Securities of a particular series, if not set forth herein;

      (11) any other terms of the series; and

      (12) any trustees, authenticating or paying agents, transfer agents or registrars with respect to the Securities of such series.

   All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors and set forth in such officers' certificate or as may otherwise be provided in any such indenture supplemental hereto.

   (S) 2.03. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Securities to or upon the written order of the Company, signed by its Chairman of the Board, its President or any of its Vice Presidents and by its Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary, without any further action by the Company hereunder. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to (S) 8.02) shall be fully protected in relying upon:

      (1) a copy of a certified resolution or resolutions relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution:

      (2) an executed supplemental indenture or an officers' certificate setting forth the form and terms of the Securities as required by (S) 2.02; and

      (3) an opinion of counsel which shall state

         (a) that such Securities have been duly authorized and, when duly executed and delivered by the Company and authenticated and delivered by the Trustee in the manner and subject to any conditions specified in such opinion of counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

         (b) that all laws and requirements (including the obtaining of all necessary authorizations, approvals and consents, if any, of governmental bodies) in respect of the execution and delivery by the Company of such Securities have been complied with and that authentication and delivery of such Securities by the Trustee will not violate the terms of the Indenture

   The Trustee shall have the right to decline to authenticate and deliver any Securities under this (S) 2.03 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Trustee to personal liability to existing Securityholders.

   (S) 2.04. The definitive Securities shall be issuable as registered securities without coupons and in denominations as shall be specified as contemplated by (S) 2.02. In the absence of any such specification with respect to the

Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

   Each Security shall be dated the date of its authentication, shall bear interest, if any, at such rate and from such date and shall be payable on such dates, in each case, as shall be specified as contemplated by (S) 2.02.

   The person in whose name any Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the persons in whose names outstanding Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five business days prior to the date of payment of such defaulted interest ) established by notice given by mail by or on behalf of the Company to the holders of Securities not less than 15 days preceding such subsequent record date.

   (S) 2.05. Each Security shall be signed in the name and on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, and its corporate seal shall be affixed thereto and attested by the Secretary or one of the Assistant Secretaries of the Company; the signature of the Chairman of the Board or President or any Vice President and the Secretary or any Assistant Secretary and the corporate seal may be in facsimile. Such Security shall then be delivered to the Trustee for authentication by it, and thereupon, as provided in this Indenture and not otherwise, the Trustee shall authenticate and deliver such Security. In case any officer of the Company who shall have signed any of, or whose facsimile signature shall be borne by any of, the Securities shall cease to be such officer of the Company before such Securities shall annually be authenticated and delivered by the Trustee, such Securities may nevertheless be authenticated and delivered as though such person had not ceased to be such officer of the Company; and any of the Securities may be signed on behalf of the Company by, or bear the facsimile signature of, any person who at the time of the execution of such Security shall be the proper officer of the Company, although at the date of such Security such person may not have been such officer of the Company.

   Only such of the Securities as shall bear thereon endorsed a certificate substantially in the form of the Trustee's certificate of authentication specified for such Securities, executed by the Trustee, shall be valid or obligatory for any purpose or entitle the holder thereof to any right or benefit under this Indenture, and the authentication by the Trustee upon any such Security executed on behalf of the Company as aforesaid shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder.

   (S) 2.06. The Company shall keep at the principal office of the Trustee books for the registration of Securities and the registration of transfer of Securities issued hereunder and upon presentation for such purpose at such office the Company will register or cause to be registered therein, and permit registration of transfer to be made thereon, under such reasonable regulations as it and the Trustee may prescribe, Securities issued under this Indenture. The Company hereby appoints The Chase Manhattan Bank (National Association) and its successor from time to time as Trustee hereunder as agent of the Company with the title of registrar for such registration and transfer.

   (S) 2.07. Whenever any Security of any series shall be surrendered to the Company at said office of the Trustee for registration of transfer, duly endorsed or accompanied by a proper instrument or instruments of assignment and transfer thereof, or for exchange, duly endorsed or accompanied by instruments of assignment and transfer if so required by the Company or the Trustee, the Company shall execute, and the Trustee shall authenticate and deliver, in exchange therefor, a Security or Securities, as the case may require, of such series for a like aggregate principal amount and of such authorized denomination or denominations as may be requested. The registration of transfer of any Security shall not be valid unless made at said office by the registered holder in person, or by attorney thereunto duly authorized.

   No service charge shall be made to the Securityholders for any registration of transfer or exchange of Securities or the issue of new Securities in the case of partial payment of a Security, except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge which may be imposed in relation thereto.

   The Company shall not be required to register the transfer of or to exchange Securities for a period of 15 days next preceding any selection by the Trustee of Securities to be redeemed. The Company shall not be required to register the transfer of or to exchange Securities or portions thereof theretofore so selected for redemption.

   (S) 2.08. Until definitive Securities of a series shall be prepared, the Company may execute, and the Trustee shall authenticate and deliver, in lieu of definitive Securities for such series and subject tO the same limitations and conditions as are provided in this Indenture in respect of the execution, authentication and delivery of definitive Securities for such series, one or more temporary printed or lithographed Securities of such series of the denomination of $1,000 (or such other minimum denomination as may be established for any series of Securities pursuant to (S) 2.02) or any integral multiple thereof, as shall be specified in the order or orders of the Company for the authentication and delivery thereof, conforming generally to the form of Security for such series, and with appropriate omissions, insertions, substitutions and variations as may be approved by the officers of the Company signing such Securities, their signatures thereto to be conclusive evidence of such approval. Temporary Securities of a series shall be exchangeable at the principal office of the Trustee for definitive Securities of such series, when the latter shall be ready for delivery; and, upon the surrender of any temporary Security for exchange, the Company, at its own expense, shall execute and the Trustee shall authenticate and deliver in exchange therefor a definitive Security or definitive Securities of the same series, as the case may require, for a like aggregate principal amount. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits of this Indenture as the definitive Securities to be authenticated and delivered hereunder.

   Definitive Securities shall be either printed, or lithographed on steel engraved borders or shall be fully engraved, as the Company may elect.

   (S) 2.09. The Company, the Trustee, any paying agent and any registrar of the Securities may deem and treat the registered holder of any Security as the absolute owner of such Security for all purposes whatsoever, and neither the Company nor the Trustee nor any paying agent nor any registrar of the Securities shall be affected by any notice to the contrary.

   If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.

   (S)2.10. In case any temporary or definitive Security shall become mutilated, or be destroyed, lost or stolen, then upon the conditions hereinafter set forth the Company in its discretion may execute, and thereupon the Trustee shall authenticate and deliver, a new Security of the same series of like tenor, date, maturity and principal amount in exchange and substitution for and upon surrender and cancellation of the mutilated Security or in lieu of and substitution for the Security so destroyed, lost or stolen; provided, however, that if any such mutilated, destroyed, lost or stolen Security shall have matured, the Company may, instead of issuing a substituted Security therefor, pay such Security without requiring the surrender thereof. The applicant for such substituted Security shall furnish to the Company and to the Trustee evidence satisfactory to them, in their discretion, of the ownership of and the destruction, loss or theft of such Security, and shall furnish to the Company and to the Trustee indemnity satisfactory to them, in their discretion, and, if required, shall reimburse the Company for all expenses (including counsel fees) in connection with the preparation, authentication and delivery of such substituted Security, and shall comply with such other reasonable regulations as the Company and the Trustee, or either of them, may prescribe.

   (S) 2.11. In case the Company pursuant to the provisions of Article 11 hereof shall be consolidated with or merged into any other corporation or shall convey or transfer its property and assets, as an entirety or substantially as an entirety, and the successor corporation resulting from such consolidation or into which the Company shall have been merged, or which shall have received a conveyance or transfer as aforesaid, shall have executed with the Trustee an indenture pursuant to the provisions of Article 11 hereof, the Securities of each series issued under this Indenture prior to such consolidation, merger, conveyance or transfer may from time to time at the request of the successor corporation and upon surrender by the holders thereof be exchanged for other Securities of the same series executed in the name and under the seal of the successor corporation, with such changes in phraseology and form as may be appropriate, but in substance of like tenor as the Securities of the series surrendered for exchange and of like principal amount; and the Trustee upon the request of the successor corporation shall authenticate Securities as specified in such request for the purpose of such exchange and shall deliver them upon surrender of the Securities so to be exchanged. All Securities so surrendered shall be accompanied by written instruments of transfer duly executed by the registered holder or his duly authorized attorney if deemed necessary by the Trustee. All Securities of each series so executed in the name and under the seal of the successor corporation and authenticated and delivered shall be of the same series and shall in all respects have the same legal rank and rights as the Securities of such series executed in the name of the Company and surrendered upon such exchange with like effect as if the Securities of such series so delivered in the name of the successor corporation had been made, authenticated and issued hereunder on the date hereof.

   (S) 2.12. In case the name of the Company is changed, the Securities issued under this Indenture subsequent to such change of name may be issued, authenticated and delivered under such new name with such changes in phraseology or form as may be appropriate.

                                   ARTICLE 3.
                                  REDEMPTION.

   (S) 3.01. The Company may reserve the right to redeem and pay, prior to the maturity of any Security of any series, all or any part of the Securities of such series, either by optional redemption, sinking fund or otherwise, by provision therefor in the Security for such series established pursuant to (S)
2.02. Redemption of Securities of any series shall be made in accordance with the terms of such Securities and, to the extent that this Article does not conflict with such terms, in accordance with this Article.

   (S) 3.02. In case of redemption of any series of Securities or any part thereof, the Company shall cause to be given notice of such redemption by mail, postage prepaid, at least 30 days but not more than 60 days prior to said redemption date to all registered holders of Securities of such series which are to be redeemed in whole or in part at their addresses as they shall then appear on the register of the Company maintained pursuant to (S) 2.06. Such notice shall state that such series of Securities, or portions thereof, specified therein or all of such series of Securities, as the case may be, are to be redeemed at the option of the Company, or that the Securities specified therein are to be redeemed for an applicable sinking fund, the redemption date and place of redemption, the redemption price or prices ( which shall be the redemption price or prices payable on the redemption date, determined as provided in this Indenture), and that interest on such series of Securities, or portions thereof, in such notices specified for redemption shall cease to accrue on said date. Failure to mail such notice to the holder of any Securities selected for redemption as a whole or in part, or any defect therein, shall not affect the validity of the proceedings for the redemption of any other Security or portion thereof.

   If the Company shall determine to redeem less than all of any series of Securities then outstanding or shall be required to redeem Securities of such series for any sinking fund, it shall give the Trustee 45 days' prior written notice of the proposed redemption date and of the aggregate principal amount of Securities of such series to be redeemed and thereupon the Trustee shall select, in such manner as in its discretion it shall deem appropriate and fair, and notify the Company of, the serial numbers of the Securities of such series to be redeemed. In case a Security is of a denomination larger than $1,000 (or such other minimum denomination as may be established for any series of Securities pursuant to (S) 2.02), a portion of such Security ($1,000, or such other minimum denomination, or an integral multiple thereof) may be redeemed and if less than the whole Security be redeemed, upon surrender thereof to the Trustee, the Company shall execute and the Trustee shall authenticate and shall deliver to the order of the holder of such Security, without charge, a new Security or Securities of the same series, equal in aggregate principal amount to the unredeemed portion thereof, each such new Security to be in authorized form and of such authorized denomination as such holder may elect. If less than all the outstanding Securities of any series are called for redemption, the notice of redemption shall state the aggregate principal amount of Securities of such series to be redeemed and the serial numbers thereof; and in case there shall have been selected as aforesaid less than the entire principal amount of any Security of a denomination in excess of $1,000 (or such other minimum denomination), the notice shall specify the serial number of such Security and the principal amount thereof called for redemption, and shall state that on the redemption date, upon presentation of such Security, the holder will receive the applicable redemption price in respect of the principal amount thereof called for redemption, and upon surrender of such Security, a new Security or Securities of the same series for the principal amount remaining unredeemed will be delivered therefor.

   Notice of redemption of Securities of any series to be redeemed shall be given by the Trustee for and on behalf of and in the name of the Company.

   (S) 3.03. Notice of redemption having been duly given as aforesaid, the Securities of any series (or portions thereof) so designated for redemption shall on the redemption date specified in such notice become due and payable at their respective redemption prices; and on and after the redemption date so specified (unless the Company shall default in the payment of the redemption price or prices of Securities of such series) interest on such Securities (or in the case of a partial redemption of a Security, on the portion thereof to be redeemed) shall cease to accrue, and upon presentation and surrender of such Securities on or after said redemption date at said place of redemption in accordance with said notice, such Securities (or such specified portions) shall be paid by the Company at the redemption price or prices aforesaid together with accrued interest to the redemption date.

   If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original issue Discount Security) borne by such Security.

                                   ARTICLE 4.

                     PARTICULAR COVENANTS OF THE COMPANY.

   The Company covenants with the Trustee as hereinafter in this Article 4 set forth:

   (S) 4.01. The Company will duly and punctually pay the principal of each of the Securities, the premium, if any, payable upon the redemption thereof, and the interest, if any, which shall have accrued thereon, at the respective times, dates and places and in the manner mentioned in such Securities, according to the true intent and meaning thereof. The Company will not directly or indirectly extend or assent to the extension of the time for payment of any claim for interest upon any of the Securities and will not directly or indirectly be a party to or approve of any arrangement for any such extension by purchasing said claim or in any other manner. No claim for interest on the Securities of any series, the time of payment of which shall have been so extended or which shall have been so purchased, shall be entitled in case of a default hereunder to the benefit of this Indenture except after the prior payment in full of the principal of all the Securities of such series and claims for interest not so extended or purchased; provided, however, that this Section shall not apply in any case where an extension shall be made pursuant to a plan proposed by the Company to the holders of all the Securities of such series then outstanding. Interest on the Securities shall be payable only to the registered holders thereof as shown on the books of the Company. When and as paid all Securities shall be canceled and disposed of as provided in (S)13.02, and no Securities shall be issued under this Indenture in lieu thereof.

   If the date upon which any Security becomes payable, at maturity or by call for redemption or otherwise, be a day other than a business day, then payment of the amount due thereon may be made on the next succeeding business day with the same force and effect as if made on the date upon which such Security became payable and no interest shall accrue by reason of such delay in payment.

   (S) 4.02. Until all the Securities shall have been paid or payment thereof provided for, the Company will maintain an office or agency in the Borough of Manhattan, The City of New York, New York, where notices and demands in respect of the Securities may be served. The Company hereby appoints The Chase Manhattan Bank ( National Association ) and its successor from time tO time as Trustee hereunder as agent of the Company, in its behalf, to receive all such notices and demands in respect of the Securities, and hereby designates the principal office of the Trustee as the office where notices and demands in respect of the Securities may be served.

   (S) 4.03. On or before the date on which the principal of, or the interest on, any of the Securities by their terms or as a result of the calling thereof for redemption shall become payable, the Company will pay to the Trustee a sum of money or U.S. Government Obligations sufficient to pay such principal (and the premium, if any, which shall be payable on any of the Securities which shall have been called for redemption) and any interest which shall have so become payable, to be held in trust for the benefit of the holders of such Securities.

   The foregoing provisions of this (S) 4.03 are subject to the provisions of Article Nine.

   (S) 4.04. So long as any of the Securities are outstanding:

      (a) The Company will not, and will not permit any Subsidiary to, create, assume or suffer to exist any Lien which secures Debt and which is on any capital stock of any Subsidiary owned by it; provided, however, that this (S) 4.04(a) shall not apply to or prevent the creation or existence of any Lien upon:

         (i) any capital stock if the Lien thereon is created at the time of the acquisition of such capital stock by the Company or any Subsidiary or within one year after such time to secure all or a portion of the purchase price for such capital stock or Debt incurred to finance such purchase price;

         (ii) any capital stock held by a person if such Lien existed on such capital stock at the time such person becomes a Subsidiary; or

         (iii) any capital stock of a foreign Subsidiary held directly or indirectly by another foreign Subsidiary if the Lien thereon is to secure Debt of such other foreign Subsidiary.

      (b) The Company will not, and will not permit any Subsidiary (other than a Finance Subsidiary) to, create, assume or suffer to exist any Lien which secures Debt and which is upon any property or assets (other than capital stock of any Subsidiary, Liens on which shall be permitted only as set forth in (S) 4.04(a)) owned by the Company or any Subsidiary (other than a Finance Subsidiary) without making effective provision whereby the Securities shall (so long as such other Debt shall be so secured) be equally and ratably secured with any and all such Debt and with any other Debt similarly entitled to be equally and ratably secured; provided, however, that this (S) 4.04(b) shall not apply to nor prevent the creation or existence of:

         (i) any Lien upon any property or assets of the Company or any Subsidiary in existence at the date of this Indenture or created pursuant to an "after-acquired property" clause or similar term ( including Liens created upon substitution of cash or collateral of similar value) in existence at the date of this Indenture of any mortgage, pledge agreement, security agreement or other similar instrument in existence on the date of this Indenture;

         (ii) any Lien upon any property or assets created at the time of the acquisition of such property or assets by the Company or any Subsidiary or within one year after such time to secure all or a portion of the purchase price for such property or assets or Debt incurred to finance such purchase price;

         (iii) any Lien upon any property or assets existing thereon at the time of the acquisition thereof by the Company or any Subsidiary (whether or not the obligations secured thereby are assumed by the Company or any Subsidiary):

         (iv) any Lien upon any property or assets of a person existing thereon at the time such person becomes a Subsidiary by acquisition or otherwise;

         (v) the assumption by the Company or any Subsidiary of obligations secured by any Lien existing at the time of the acquisition by the Company or any Subsidiary of the property or assets subject to such Lien or at the time of the acquisition of the person which owns such property or assets;

         (vi) any extension, renewal or refunding of any Lien permitted by
      (S) 4.04( a) or by subdivisions (i), (ii), (iii), (iv) or (v) of this
      (S) 4.04(b) on substantially the same property or assets theretofore subject thereto or any part thereof, securing Debt not in excess of the amount outstanding on the date of such extension, renewal or refunding;

         (vii) any Lien on any oil, gas, mineral and processing and other plant properties to secure the payment of Costs, expenses or liabilities incurred under any lease or grant or operating or other similar agreement in connection with or incident to the exploration, development, maintenance or operation of such properties;

         (viii) any Lien arising from or in connection with a conveyance by the Company or any Subsidiary of any production payment with respect to oil, gas, natural gas, carbon dioxide, sulphur, helium, coal, metals, minerals, steam, timber or other natural resources;

         (ix) any Lien in favor of the Company or any Subsidiary;

         (x) any Lien created or assumed by the Company or any Subsidiary in connection with the issuance of Debt the interest on which is excludable from gross income of the holder of such Debt pursuant to the Internal Revenue Code of 1986, as amended, or any successor statute, for the purpose of financing, in whole or in part, the acquisition or construction of property or assets to be used by the Company or any Subsidiary;

         (xi) Liens upon rights-of-way for pipeline purposes;

         (xii) any governmental Lien, mechanics', materialmen's, carriers' or similar Lien incurred in the ordinary course of business which is not yet due or which is being contested in good faith by appropriate proceedings and any undetermined Lien which is incidental to construction;

         (xiii) the right reserved to, or vested in, any municipality or public authority by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to purchase or recapture or to designate a purchaser of, any property;

         (xiv) Liens of taxes and assessments which are (A) for the then current year, or (B) not at the time delinquent or (C) delinquent but the validity of which is being contested at the time by the Company or any Subsidiary in good faith;

         (xv) Liens of, or to secure performance of, leases;

         (xvi) any Lien upon, or deposits of, any assets in favor of any surety company or clerk of court for the purpose of obtaining indemnity or stay of judicial proceedings;

         (xvii) any Lien upon property or assets acquired or sold by the Company or any Subsidiary resulting from the exercise of any rights arising out of defaults on receivables:

         (xviii) any Lien incurred in the ordinary course of business in connection with workmen's compensation or unemployment insurance, or to secure obligations imposed by statute or governmental regulations;

         (xix) any Lien upon property or assets of any foreign Subsidiary to secure Debt of that foreign Subsidiary;

         (xx) any Lien upon any property or assets in accordance with customary banking practice to secure any Debt incurred by the Company or any Subsidiary in connection with the exporting of goods to, or between, or the marketing of goods in, or the importing of goods from, foreign countries;

         (xxi) any Lien upon any additions, improvements, replacements, repairs, fixtures, appurtenances or component parts thereof attaching to or required to be attached to property or assets pursuant to the terms of any mortgage, pledge agreement, security agreement or other similar instrument, creating a Lien upon such property or assets permitted by subdivisions (i) through (xxii) inclusive of this (S) 4.04(b); or

         (xxii) any Lien securing any Debt in an amount which, together with all other Debt secured by a Lien that is not otherwise" permitted by (S) 4.04(a) or by the provisions of any other clause of this (S) 4.04(b), does not at the time of the incurrence of the Debt so secured exceed 10% of Consolidated Net Tangible Assets, as shown on a balance sheet as of the end of the most recent fiscal quarter prior to the incurrence of such Debt for which a balance sheet is available; and

   provided further, in case the Company or any of its Subsidiaries (other than any Finance Subsidiary) shall propose to create any Lien upon any assets or property at any time owned by it to secure any Debt and the Securities are required to be equally and ratably secured with such Debt pursuant to this
   (S) 4.04(b), the Company will prior thereto give written notice thereof to the Trustee, and the Company will prior to or simultaneously with the creation of such Lien, by supplemental indenture executed to the Trustee (or to the extent legally necessary to an additional or separate trustee ), in form satisfactory to the Trustee, cause all the Securities effectively to be secured equally and ratably with such Debt by a Lien on such assets or property.

      (c) the Company will not permit Tennessee, at any time it is a Subsidiary, to issue additional Mortgage Bonds under the General Mortgage (except Mortgage Bonds issued in replacement of mutilated, destroyed, lost or stolen Mortgage Bonds or in respect of the unredeemed portion of outstanding Mortgage Bonds as provided in the General Mortgage) or have outstanding Mortgage Bonds in excess of the aggregate principal amount of the Mortgage Bonds outstanding as of the date of this Indenture or extend the present maturities of said outstanding Mortgage Bonds.

   (S) 4.05. The Company will at all times (subject to its right to merge, consolidate or convey all or substantially all its property and assets pursuant to Article 11, and, if it so elects, thereafter dissolve) take or cause to be taken all such action as may from time to time be necessary to maintain, preserve and renew its corporate existence and its franchise to be a corporation.

   (S) 4.06. The Company will, upon reasonable request of the Trustee, execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of this Indenture.

   (S) 4.07. The Company will, on or before the first day of May in each calendar year commencing with the May 1 next following the date on which Securities are first issued hereunder, file with the Trustee an officers' certificate stating that a review of the activities of the Company during the preceding calendar year has been made under the supervision of the signers of such certificate with a view to determining whether the Company has kept, observed, performed and fulfilled all the covenants, agreements and obligations on its part in this Indenture contained and that to the best of their knowledge the Company is not in default in the performance, observance or fulfillment of any of the terms, provisions and conditions hereof, and that no default exists or, if the Company shall be so in default or if any default exists, specifying all such defaults, and the nature thereof, of which they may have knowledge.

                                   ARTICLE 5.

                    REMEDIES OF TRUSTEE AND SECURITYHOLDERS.

   (S) 5.01. Except where otherwise indicated by the context or where the term is otherwise defined for a specific purpose, the term "default" wherever used in this Indenture with respect to any Securities of any series shall mean one of the following described events:

      (a) the failure of the Company for a period of 30 days to pay any installment of interest on any of the Securities of such series, when and as the same shall become payable:

      (b) the failure of the Company to pay the principal of or premium, if any, on any of the Securities of such series, when and as the same shall become due and payable, whether at maturity, upon redemption ( other than a sinking fund redemption) or otherwise;

      (c) the failure of the Company for a period of 30 days to make any sinking fund redemption as and when the same shall become due and payable by the terms of a Security of such series;

      (d) the failure of the Company to observe and perform any other of the covenants or agreements on the part of the Company contained in the Securities of such series or in this Indenture for a period of 60 days after written notice shall have been given to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities of all series outstanding ( or, if any such covenant or agreement is not applicable to all series of the Securities, by the holders of at least 25% in aggregate principal amount of the outstanding Securities of all series to which it is applicable) (in each case treated as a single class), specifying such failure and requiring the Company to remedy the same;

      (e) a period of 60 days shall have elapsed after

         (1) the adjudication of the Company or Tennessee, provided Tennessee is at the time of such adjudication a Subsidiary, as a bankrupt or insolvent by a court of competent jurisdiction;

         (2) the entry by such a court of an order approving a petition seeking reorganization or liquidation of the Company or Tennessee, provided Tennessee is at the time of such entry a Subsidiary, under the Bankruptcy Act; or

         (3) the appointment by such a court of a trustee or custodian or receiver or receivers of the Company or Tennessee, provided Tennessee is at the time of such appointment a Subsidiary, or of all or any substantial part of the property of the Company (or Tennessee, as the case may be) upon the application of any creditor in any insolvency or bankruptcy proceeding or other creditor's suit;

   but such period of 60 days shall not include any period during which any such decree or order shall be stayed upon appeal or otherwise;

      (f) the filing by the Company or Tennessee, provided Tennessee is at the time a Subsidiary, of a petition in involuntary bankruptcy or the making by the Company or Tennessee, provided Tennessee is at the time a Subsidiary, of an assignment for the benefit of creditors or the consenting by the Company or Tennessee, provided Tennessee is at the time a Subsidiary, to the appointment of a custodian or receiver or receivers of all or any substantial part of the property of the Company (or Tennessee, as the case may be); or the filing by the Company or Tennessee, provided Tennessee is at the time a Subsidiary, of a petition or answer or consent seeking reorganization or liquidation under the Bankruptcy Act; or the filing by the Company or Tennessee, provided Tennessee is at the time a Subsidiary, of a petition to take advantage of any debtor's act;

   (g) the default by the Company in the payment of principal of or interest on any obligation for money borrowed (or any purchase money obligation or any obligation under notes payable or drafts accepted representing extensions of credit), beyond any period of grace provided with respect thereto, or default in the performance of any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other default under any such agreement shall occur and be continuing) if the effect of any such default described in this subdivision (g) is to cause such obligation to become due prior to its stated maturity; provided, however, that if any such default shall be cured by the Company, or be waived by the holders of such obligations, or of a specified percentage thereof entitled so to waive, then the default hereunder by reason of such default shall be deemed to have been cured;

   (h) the default by any domestic Subsidiary (other than a Finance Subsidiary) in the payment of principal of or interest on Debt, beyond any period of grace provided with respect thereto, or default in the performance of any other agreement, term or condition contained in any agreement under which any such Debt is created (or if any other default under any such agreement shall occur and be continuing) if the effect of any such default described in this subdivision (h) is to cause Debt of such domestic Subsidiary in an amount in excess of 1% of Consolidated Debt to become due prior to its stated maturity; provided, however, that if any such default shall be cured, or be waived by the holders of such Debt, or of a specified percentage thereof entitled so to waive, then the default hereunder by reason of such default shall be deemed to have been cured; or

   (i) the default by two or more domestic Subsidiaries (other than Finance Subsidiaries) in the payment of principal of or interest on any Debt beyond any period of grace provided with respect thereto, or default in the performance of any other agreement, term or condition contained in any agreement under which any such Debt is created (or if any other default under any such agreement shall occur and be continuing) if the effect of any such default described in this subdivision (i) is to cause Debt of such domestic Subsidiaries in an amount in excess of 5% of Consolidated Debt to become due prior to its stated maturity; provided, however, that if any such default shall be cured, or be waived by the holders of such Debt, or of a specified percentage thereof entitled so to waive, then the default hereunder by reason of such default shall be deemed to have been cured.

   (S) 5.02. If any one or more of the defaults described in subdivision (a),
(b) or (c) of (S) 5.01 with respect to Securities of any series shall happen, then, and in each and every such case, during the continuance of any such default, either the Trustee, by notice in writing to the Company, or the holders of at least 25% in principal amount of the Securities of such series then outstanding, by notice in writing to the Company and to the Trustee, may declare the principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series then outstanding (if not then due and payable) to be due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. If any one or more of the defaults described in subdivision (d) of (S) 5.01 shall happen, then, and in each and every such case, during the continuance of any such default, either the Trustee, by notice in writing to the Company, or the holders of at least 25% in principal amount of the Securities of all series then outstanding (or, if such default is not applicable to all series of the Securities, the holders of at least 25% in principal amount of the outstanding Securities of all series to which it is applicable) (in each case treated as a single class), by notice in writing to the Company and to the Trustee, may declare the principal amount (or, if the Securities of any such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities (or all the Securities of such series, if such default is not applicable to all series of the Securities) then outstanding (if not then due and payable) to be due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. If any one or more of the defaults described in subdivision (e), (f), (g), (h) or (i) of (S) 5.01 shall happen, then, and in each and every such case, during the continuance of any such default, either the Trustee, by notice in writing to the Company, or the holders of at least 25% in principal amount of all the Securities then outstanding (treated as a single class), by notice in writing to the Company and to the Trustee, may declare the principal amount (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities then outstanding (if not then due and payable), to be due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding.

   The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of the Securities of any series (or all of the Securities, as the case may be) shall have been so declared to be due and payable and before any judgment or decree for the payment of the moneys shall have been obtained or entered as hereinafter provided, the principal of all the Securities of any series (or all of the Securities, as the case may be) which shall have matured otherwise than by said declaration and all arrears of interest, if any, upon all the Securities of any series (or all of the Securities, as the case may be) with interest on any overdue principal and, so far as permitted by law, installments of interest at the same rate as the rate of interest or the Yield to Maturity (in the case of Original Issue Discount Securities) applicable to the Securities of such series (or at the respective rates of interest or Yields to Maturity of all Securities, as the case may be) and the reasonable charges and expenses of the Trustee, its agents and attorneys, shall be paid by the Company or deposited with the Trustee, and every other default under this Indenture with respect to such series (or all of the affected series, as the case may be) shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the holders of a majority in principal amount of the outstanding Securities of such series (or all of the Securities of the series affected as the case may be, in such case treated as a single class) then outstanding, by written notice to the Company and the Trustee, may waive all defaults with respect to such series (or with respect to all of the Securities, as the case may be) which shall have been so declared to be due and payable and may rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

   (S) 5.03. If the Company shall fail for a period of 30 days to pay any installment of interest on or to make any sinking fund redemption in respect of the Securities of any series or shall otherwise fail to pay the principal of any of the Securities of any series when and as the same shall become due and payable, whether at maturity or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee for the benefit of the holders of the Securities of that series then outstanding the whole amount which then shall have become due and payable on all such Securities of that series, with interest to the date of payment on the overdue principal and, so far as permitted by law, installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) applicable to the Securities of such series, and reasonable compensation to the Trustee, its agents and attorneys, and any other reasonable expenses and liabilities incurred without negligence or bad faith by the Trustee under this Indenture.

   In case the Company shall fail forthwith to pay such amounts, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Securities, and collect the moneys adjudged or decreed to be payable out of the property of the Company or any other obligor on such Securities, wherever situated, in the manner provided by law. Every recovery of judgment in any such action or other proceeding, subject to the payment of the expenses, disbursements and compensation of the Trustee, its agents and attorneys, shall be (subject to the provisions of (S) 5.04) for the ratable benefit of the holders of such Securities which shall be the subject of such action or proceedings. All rights of action upon or under any of such Securities or this Indenture may be enforced by the Trustee without the possession of any of such Securities and without the production of any thereof at any trial or any proceedings relative thereto.

   The Trustee is hereby appointed, and each and every holder of the Securities, by receiving and holding the same, shall be conclusively deemed to have appointed the Trustee, the true and lawful attorney-in-fact of such holder, with authority to make or file (whether or not the Company shall be in default in respect of the payment of the principal of, or premium, if any, or interest on, any of the Securities, and whether or not the Trustee shall have made any demand for payment pursuant to the provisions of this (S) 5.03), in its own name as trustee of an express trust, in any receivership, insolvency, liquidation, bankruptcy, reorganization or other judicial proceedings relative to the Company, its creditors or its property, or any other obligor on the Securities, its creditors or its property, any and all claims, proofs of debt, petitions, consents, other documents and amendments of any thereof, and to receive payment of any sums that shall be distributable in any such proceedings on account of any of the Securities, and to execute and deliver any and all other papers and documents and to do and perform any and all other acts and things, as may be necessary or advisable in order to enforce in any such proceedings any of the claims of any of such holders in respect of any of the Securities; and any receiver, assignee, trustee or debtor in any such proceedings is hereby authorized, and each and every holder of the Securities, by receiving and holding the same, shall be deemed to have authorized any such receiver, assignee, trustee or debtor, to make payment of any and all such sums to or on the order of the Trustee, and to pay to the Trustee any amount due it for compensation and expenses, including counsel fees, incurred by it down to the date of such payment; provided, however, that nothing herein contained shall be deemed to authorize or empower the Trustee to consent to or accept or adopt, on behalf of any holder of Securities, any plan of reorganization or readjustment of the Company affecting the Securities or the rights of any holder thereof, or to authorize or empower the Trustee to vote in respect of the claim of any holder of any Securities in any such proceedings.

   In case there shall be pending proceedings relative to the Company or any other obligor upon the Securities under the Bankruptcy Act, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for the Company or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Company or other obligor upon the Securities of any series, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

      (a) to file and prove a claim or claims for the whole amount of principal, premium and interest, if any, (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) owing in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Company or other obligor upon the Securities of any series, or to the creditors or property of the Company or such other obligor, and

      (b) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

   (S) 5.04. Any moneys collected by the Trustee under this Article 5 shall be applied by the Trustee as follows:

      First: To the payment of all costs and expenses in connection with the collection of such moneys, including reasonable compensation to the Trustee, its agents and attorneys, and all expenses, liabilities and advances incurred or made without negligence or bad faith by the Trustee hereunder,

      Second: In case the principal of the Securities in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) applicable to such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

      Third: In case the principal of the Securities in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) applicable to the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unsaid interest; and

      Fourth: To the payment of any surplus then remaining to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same.

   (S) 5.05. Upon any sale made under any writ of execution issued on any judgment for the recovery of the indebtedness evidenced by the Securities of any series or recovered under this Indenture, any purchaser shall be entitled in making settlement or payment of the purchase price of the property purchased to present and to turn in and use any of the Securities of that series then matured and unpaid, such Securities being computed for that purpose at a sum equal to that which shall be payable out of the net proceeds of such sale to such purchaser as the holder thereof for his share of such net proceeds; and, if the amounts so payable in respect of such

Securities shall be less than the amount for which the Company may be liable thereon, then the receipt endorsed thereon under the direction of any person authorized to receive payment of the purchase price for the amount to be so allowed or credited thereon shall constitute partial payment and settlement and shall be conclusive proof of the amount thereof. At any such sale any holder or holders of the Securities of that series may directly, or through one or more agents, bid for and purchase the property sold for his or their own account and make payment therefor as aforesaid or otherwise and may hold, retain and dispose of such property without further accountability.

   (S) 5.06. In case of a default hereunder with respect to any series of Securities the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law. Upon the filing of a bill in equity or other commencement of judicial proceedings to enforce the rights of the Trustee and of such Securityholders, the Trustee shall be entitled, as a matter of right, to the appointment of a custodian or receiver or receivers of the property of the Company and of the tolls, rents, revenues, issues, earnings, income and profits thereof, pending such proceedings, with such powers as the court making such appointment shall confer.

   (S) 5.07. The holders of a majority in principal amount of the Securities of all series affected (treated as a single class) at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee hereunder, or of exercising any trust or power hereby conferred upon the Trustee.

   Prior to the declaration of the maturity of the Securities of any series as provided in (S) 5.02, the holders of a majority in principal amount of the Securities of such series at the time outstanding may, on behalf of the holders of all Securities of such series, waive any past default hereunder (or, in the case of a default specified in subdivision (e), (f), (g), (h) or (i) of
(S) 5.01, or in the case of a default specified in subdivision (d) of (S) 5.01 which is applicable to all series of outstanding Securities, the holders of Securities of a majority in principal amount of all the Securities then outstanding (or, in the case of a default specified in subdivision (d) of (S) 5.01 which is applicable to some but not all series of outstanding Securities, the holders of a majority in principal amount of all the Securities then outstanding of the affected series) (in each case treated as a single class) may waive such default), except a default in the payment of the principal of Securities of any series at the date of maturity stated therein; provided, however, that such holders may not without the consent of the holder of each Security of any series affected (1) waive a default in the payment of interest on the Securities of such series unless all arrears of interest, with interest, so far as permitted by law, on overdue installments of interest at the rate provided for such series of the Securities or the Yield to Maturity (in the case of Original Issue Discount Securities) shall have been paid by the Company or shall have been provided for by the deposit with the Trustee in trust of a sum of money or U.S. Government Obligations sufficient to pay the same, or (2) waive a default in the payment of the redemption price of any of the Securities of such series that shall theretofore have been called for redemption, unless such redemption price, with interest thereon at the same rate as the rate of interest or the Yield to Maturity (in the case of Original Issue Discount Securities) applicable to such series, shall have been paid by the Company or shall have been provided for by the deposit with the Trustee in trust of a sum of money or U.S. Government Obligations sufficient to pay the same, or (3) waive a default in any installment of the sinking fund on the Securities of such series unless such default shall have been cured by the retirement, through redemption or otherwise, of a principal amount of Securities of such series equal to the amount of any such sinking fund installment so in default. In case of any such waiver, the Company, the Trustee and the holders of such Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

   (S) 5.08. No holder of any Security shall have any right to institute any action, suit or proceeding at law or in equity for the execution of any trust hereunder or for the appointment of a receiver or for any other remedy hereunder unless (1) such holder previously shall have given to the Trustee written notice of the happening of one or more of the defaults herein specified, (2) the holders of a majority in principal amount of the Securities then outstanding (or if the matter complained of does not relate to all series of Securities, then the holders of a majority in principal amount of the Securities then outstanding of the series to which the matter complained of shall relate, treated as a single class) shall have requested the Trustee in writing to take action in respect of the matter complained of, and shall have afforded to it a reasonable opportunity either to proceed to exercise the powers herein granted or to institute such action, suit or proceeding in its own name,
(3) there shall have been offered to the Trustee security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and (4) the Trustee, for 30 days after receipt of such notification, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; and such notification, request and offer of indemnity are hereby declared in every such case to be conditions precedent to any such action, suit or proceeding by any holder of any Securities; it being understood and intended that no one or more of the holders of Securities shall have any right in any manner whatsoever by his or their action to enforce any right hereunder, except in the manner herein provided, and that every action, suit or proceeding at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of all holders of outstanding Securities (subject to the provisions of (S) 5.04) which shall be the subject of such action, suit or proceeding; provided, however, that notwithstanding any other provision of this Indenture, the right of any holder of any Security to receive payment of the principal of, premium, if any, and interest on such Security, on or after the respective due dates expressed therein, or to institute suit for the enforcement of such payment on or after such dates, shall not be impaired or affected without the consent of such holder.

   All parties to this Indenture and the holders of the Securities agree that the court may in its discretion require, in any action, suit or proceeding for the enforcement of any right or remedy under this Indenture, or in any action, suit or proceeding against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such action, suit or proceeding of an undertaking to pay the costs of such action, suit or proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees, against any party litigant in such action, suit or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this paragraph shall not apply to any action, suit or proceeding instituted by the Trustee, to any action, suit or proceeding instituted by any one or more holders of Securities holding in the aggregate more than 10% in principal amount of the Securities then outstanding (or if the matter complained of does not relate to all series of Securities, then the holders of 10% in principal amount of the Securities then outstanding of the series to which the matter complained of shall relate, treated as a single class), or to any action, suit or proceeding instituted by any holder of Securities for the enforcement of the payment of the principal of, or premium, if any, or interest on, any of the Securities of that series, on or after the respective due dates expressed in such Securities.

   (S) 5.09. No remedy herein conferred upon or reserved to the Trustee or to the holders of Securities is intended to be exclusive of any other remedy or remedies, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Trustee or of any holder of the Securities to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and every power and remedy given by this
Article 5 to the Trustee and to the holders of Securities, respectively, may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the holders of Securities, as the case may be. In case the Trustee or any holder of Securities shall have proceeded to enforce any right under this Indenture and the proceedings for the enforcement thereof shall have been discontinued or abandoned because of waiver or for any other reason or shall have been determined adversely to the Trustee or to such holder of Securities, then and in every such case the Company, the Trustee and the holders of the Securities shall severally and respectively be restored to their former positions and rights hereunder and thereafter all rights, remedies and powers of the Trustee shall continue as though no such proceedings had been taken.

   (S) 5.10. The Company will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the terms of performance of this Indenture; and the Company hereby expressly waives all benefit or advantage of any such law or laws, and covenants that it will not hinder, delay or impede the execution of any power herein granted and delegated to the Trustee, but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

                                   ARTICLE 6.

            SECURITYHOLDERS' ACTS, HOLDINGS AND APPARENT AUTHORITY.

   Any demand, request, notice, direction, consent, waiver, appointment, removal or other instrument required or permitted by this Indenture to be signed and executed by holders of Securities may be in any number of concurrent writings of similar tenor and may be signed or executed by such holders in person or by agent appointed in writing, and, subject to the provisions of (S) 8.02, proof of the execution thereof or of the writing appointing any such agent or of the holding by any person of Securities shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee or of the Company with regard to any action by them, respectively, taken under such instrument, if such proof be made in the following manner:

      (1) The fact and date of the execution by any person of any such instrument may be proved (a) by the certificate under his official seal of any notary public or other officer in any jurisdiction who, by the laws thereof, has power to take acknowledgments or proof of deeds to be recorded within such jurisdiction, that the person who signed such instrument did acknowledge before such notary public or other officer the execution thereof, or (b) by the affidavit of a witness of such execution. The appointment of an officer of a corporation, or a member of a partnership, executing any instrument on behalf of such corporation or partnership, need not be proved as aforesaid, but shall be presumed.

      (2) The fact of the holding of Securities shall be established by the register of such Securities.


                                    ARTICLE 7.

                   REPORTS BY THE COMPANY AND THE TRUSTEE AND
                            SECURITYHOLDERS' LISTS.

   (S) 7.01. (a) The Trustee shall transmit to the holders of Securities, as hereinafter provided, on or before the August 1 next following the date on which Securities are first issued hereunder, and on or before the first day of August in each year thereafter, a brief report as of the last preceding first day of June with respect to

      (1) its eligibility under (S) 8.06 and its qualifications under (S) 8.05 to serve as Trustee hereunder, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to that effect;

      (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by it as Trustee which remain unpaid on the date as of which such report is made and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to state such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities outstanding on the date as of which such report is made;

      (3) the amount, interest rate and maturity date of all other indebtedness owing to it in its individual capacity, on the date as of which such report is made, by the Company or any other obligor on the Securities, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraph (2), paragraph (3), paragraph (4) or paragraph (6) of subdivision (f) of (S) 8.08;

      (4) the property and funds, if any, physically in its possession as Trustee on the date as of which such report is made; and

      (5) any action taken by it in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default notice of which has been or is to be withheld by the Trustee in accordance with the provisions of (S) 8.03.

   (b) If (i) since the date of the last report transmitted pursuant to the provisions of subdivision (a) of this (S) 7.01 (or, if no such report has yet been transmitted, since the date of the execution of this Indenture), the Trustee shall have made any advances for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities on property or funds held or collected by it as Trustee, (ii) the Trustee has not previously reported such advances pursuant to this subdivision (b) and (iii) such advances remaining unpaid shall at any time aggregate more than 10% of the principal amount of the Securities then outstanding, the Trustee shall, within 90 days after such time, transmit to the holders of Securities a brief report of the character and amount of such advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof). The Trustee, if it so elects, may transmit such a report with respect to advances remaining unpaid aggregating 10% or less of the principal amount of the Securities then outstanding.

   (c) Each report pursuant to the provisions of this (S) 7.01 shall be transmitted by mail to all registered holders of Securities, as the names and addresses of such holders appear upon the registration books of the Company.

   (d) The Trustee shall, at the time of the transmission to the holders of Securities of any report pursuant to the provisions of this (S) 7.01, file a copy of such report with each stock exchange upon which any of the Securities are listed and also with the Securities and Exchange Commission. The Company agrees to notify the Trustee when and as the Securities become listed on any stock exchange.

   The Company will reimburse the Trustee for all expenses incurred in the transmission of any report pursuant to the provisions of this (S) 7.01.

   (S) 7.02. (a) The Company will file with the Trustee, within 15 days after the Company shall be required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Securities and Exchange Commission pursuant to the provisions of Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (or copies of such portions of any of the foregoing as the Securities and Exchange Commission may by rules and regulations prescribe); or, if the Company is not required to file information, documents or reports pursuant to the provisions of either of such Sections, then the Company will file with the Trustee and the Securities and Exchange Commission, in accordance with rules and regulations prescribed by the Securities and Exchange Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to the provisions of Section 13 of the Securities Exchange Act of 1934, in respect of a security listed and registered on a national securities exchange, as may be prescribed in such rules and regulations.

   (b) The Company will file with the Trustee and the Securities and Exchange Commission, in accordance with rules and regulations prescribed by the Securities and Exchange Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations.

   (c) The Company will transmit to the holders of Securities, within 30 days after the filing thereof with the Trustee (unless some other time shall be fixed by the Securities and Exchange Commission) and in the manner and to the extent provided in subdivision (c) of (S) 7.01, such summaries of any information, documents and reports required to be filed by the Company pursuant to the provisions of subdivisions (a) and (b) of this (S) 7.02 as may be required by rules and regulations prescribed by the Securities and Exchange Commission.

   (S) 7.03. (a) The Company will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require containing all information in the possession or control of the Company, or any of its paying agents other than the Trustee, as to the names and addresses of the holders of the Securities of each series obtained since the date as of which the next previous list, if any, was furnished:

      (1) not more than 15 days after each record date for the payment of interest on such Securities as of such record date and on dates to be determined pursuant to (S) 2.02 for non-interest bearing securities in each year; and

      (2) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request as of a date not more than 15 days prior to the time such information is furnished or caused to be furnished, provided that such a list need not include information received after such date;

provided that if and so long as the Trustee shall be the Registrar for such series, such list shall not be required to be furnished.

   (b) The Trustee will preserve, in as current form as is reasonably practicable, all information as to the names and addresses of holders of Securities so furnished to it as provided in subdivision (a) of this (S) 7.03 or received by it in the capacity of paying agent or Security registrar. The Trustee may destroy any list furnished to it as provided in subdivision (a) of this (S) 7.03 upon receipt of a new list so furnished.

   (c) Within five business days after the receipt by the Trustee of a written application by any three or more holders of Securities stating that such holders (hereinafter in this subdivision (c) called "such applicants") desire to communicate with other holders of Securities with respect to their rights under this Indenture or under the Securities and accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, and by reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, the Trustee will, at its election, either

      (1) afford to such applicants access to all information furnished to, or received by, and preserved by, the Trustee pursuant to the provisions of this
   (S) 7.03; or

      (2) inform such applicants as to the approximate number of holders of Securities according to the most recent information so furnished to, or received by, and preserved by, the Trustee, and as to the approximate cost of mailing to such holders of Securities the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon written request of such applicants, mail to all holders of Securities whose names and addresses are contained in the information so furnished to, or received by, and preserved by, the Trustee copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing, unless within five days after such tender, the Trustee shall mail to such applicants, and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of

Securities or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Securities and Exchange Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of the objections specified in the written statements so filed, or if, after entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

    Each and every holder of the Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of this subdivision (c), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this subdivision
(c).

                                  ARTICLE 8.

                            CONCERNING THE TRUSTEE.

    (S) 8.01. The Trustee accepts the trusts created by this Indenture upon the terms and conditions hereof, including the following, to all of which the parties hereto and the holders from time to time of the Securities agree:

   (a) The Trustee shall be entitled to reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and such compensation, as well as the reasonable compensation of its counsel, and all other reasonable expenses incurred by the Trustee hereunder in good faith and without negligence, and all advances made by the Trustee in accordance with any provision of this Indenture in good faith and without negligence, the Company agrees to pay promptly on demand from time to time as such services shall be rendered and as such expenses shall be incurred or advances made. If any property other than cash shall at any time be subject to the lien of this Indenture, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. In default of such payment by the Company, the Trustee shall have a lien therefor on any moneys held by the Trustee hereunder prior to any rights therein of the holders of the Securities. The reasonable fees and expenses of the Trustee (including the reasonable charges and expenses of its counsel) shall be preferred over the claims of the Securityholders in any reorganization or other similar proceeding. The Company also agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance, administration or satisfaction of this trust, as well as the costs and expenses of defending against any claim of liability in the premises.

   (b) The Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by its agents and attorneys.

   (c) The Trustee shall not be responsible in any manner whatsoever for the correctness of the recitals of fact herein or in the Securities (except its certificate of authentication thereon), all of which are made by the Company solely; and the Trustee shall not be responsible or accountable in any manner whatsoever for or with respect to the validity or execution or sufficiency of this Indenture, of any supplemental indenture, or of the Securities, and the Trustee makes no representation with respect thereto. The Trustee shall not be accountable for the use or application by the Company of any Securities, or the proceeds of any Securities, authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

   (d) The Trustee may consult with counsel and, to the extent permitted by (S) 8.02, the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

      (e) The Trustee, to the extent permitted by (S) 8.02, may rely upon the certificate of the Secretary or one of the Assistant Secretaries of the Company, under its corporate seal, as to the adoption of any resolution by its Board of Directors or stockholders.

      (f) The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to the provisions of (S)(S) 8.05 and 8.08, otherwise deal with the Company, with the rights it would have had if it were not Trustee hereunder.

      (g) Any action taken by the Trustee pursuant to any provision hereof at the request or with the consent of any person who at the time of such request or consent is the holder of any Security shall be conclusive and binding in respect of such Security upon all future holders thereof, whether or not such Security shall have noted thereon the fact that such request or consent had been made or given.

      (h) The Trustee, to the extent permitted by (S) 8.02, shall be under no obligation to exercise any of the trusts or powers hereof at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

      (i) The Trustee, to the extent permitted by (S) 8.02, may rely, and shall be protected in relying upon any resolution, certificate, opinion, report, statement, request, consent, security or other instrument or paper believed by it to be genuine and to have been signed or presented by the proper parties.

      (j) Whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, to the extent permitted by (S) 8.02, be deemed to be conclusively proved and established by a certificate signed in the name of the Company by its President or a Vice President and its Secretary or an Assistant Secretary or its Treasurer or an Assistant Treasurer.

   (S) 8.02. If a default specified in (S) 5.01 shall have happened, then, so long as the same shall be subsisting, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs; and none of the provisions of this Indenture shall be construed as relieving the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that, anything in this Indenture contained to the contrary notwithstanding.

      (1) unless and until a default specified in (S) S.O 1 shall have happened which at the time is subsisting,

         (a) the Trustee shall not be liable except for the performance of such duties as are specifically set out in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee, whose duties and obligations shall be determined solely by the express provisions of this Indenture; and

         (b) the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on the part of the Trustee, upon certificates or opinions furnished to it pursuant to and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which, by the provisions of this Indenture, are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

      (2) the Trustee shall not be liable to any holder of Securities or to any other person for any error of judgment made in good faith by a responsible officer or officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

      (3) the Trustee shall not be liable to any holder of Securities or to any other person with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the holders of a majority in principal amount of the Securities at the time outstanding, relating to the time, method and place of conducting any proceeding for any remedy available to it or exercising any trust or power conferred upon it by this Indenture.

   Notwithstanding any provisions of this Indenture authorizing the Trustee conclusively to rely upon any certificates or opinions. the Trustee may, before taking or refraining from taking any action in reliance upon any certificate furnished by the Company, require any further evidence or make any further investigation as to the facts or matters stated therein which it may, in good faith, deem reasonable in the circumstances, and in connection therewith the Trustee may examine or cause to be examined the pertinent books, records and premises of the Company; and the Trustee shall, in any case, require such further evidence or make such further investigation as may be requested by the holders of a majority in principal amount of the Securities then outstanding, provided that, if payment to the Trustee of the costs, expenses and liabilities likely to be incurred by it in making such investigation is not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee before making such investigation may require reasonable indemnity against such costs, expenses or liabilities. Any further evidence which may be requested by the Trustee pursuant to any of the provisions of this
(S) 8.02 shall be furnished by the Company at its own expense; and any costs, expenses and liabilities incurred by the Trustee in connection with any further investigation made by it pursuant to any of the provisions of this (S) 8.02 shall be paid by the Company, or, if paid by the Trustee, shall be repaid by the Company upon demand, with interest at the rate of 6% per annum, and until such repayment, shall be secured by a lien on any moneys held by the Trustee hereunder prior to any rights therein of the holders of Securities.

   (S) 8.03. The Trustee shall, within 90 days after the happening thereof, give to the holders of the Securities of any and all series with respect to which a default has occurred notice of the happening of any default, known to it to be then subsisting, unless such default shall have been cured before the giving of such notice (the term "default" for the purposes of this (S) 8.03 being hereby defined to be any of the events specified in (S) 5.01 not including any period of grace therein provided for and irrespective of the giving of the written notice specified in subdivision (d) of (S) 5.01); provided that, unless such event be the failure to pay the principal of, or the premium, if any, or interest on, any of the Securities when and as the same shall become payable, or the failure to meet any Sinking Fund requirement the Trustee shall be protected in withholding such notice, if and so long as the board of directors, the executive committee or a trust committee of directors and/or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the holders of the Securities of such series. Such notice shall be given to the holders of the Securities of such series in the manner and to the extent provided in subdivision (c) of (S) 7.01.

   (S) 8.04. The Trustee, or any successor to it hereafter appointed, may at any time resign and be discharged of the trusts hereby created by giving to the Company notice in writing of such resignation, and by mailing, postage prepaid, a copy of such notice to the holders of the Securities at their addresses as the same shall then appear on the register of the Company. Such resignation shall take effect upon the appointment by the holders of the Securities or by the Company as hereinafter provided of a successor trustee having the qualifications prescribed in (S)(S) 8.05 and 8.06, and the acceptance of such appointment by such successor trustee. Any trustee hereunder may be removed at any time by the filing with such trustee and the delivery to the Company of an instrument in writing signed by the holders of a majority in principal amount of the Securities then outstanding, specifying such removal and the date when it shall become effective.

   Upon its resignation or removal, any trustee shall be entitled to the payment of reasonable compensation for the services rendered hereunder by such trustee and to the payment of all reasonable expenses incurred hereunder and all moneys then due to it hereunder.

   (S) 8.05. (a) If the Trustee has or shall acquire any conflicting interest, as the term "conflicting interest" is defined in subdivision (d) of this (S) 8.05, the Trustee shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign, the resignation to become effective upon the appointment of a successor trustee and the acceptance by such successor trustee of such appointment. If the Trustee shall resign, the Company shall take prompt steps to have a successor appointed in the manner provided in (S) 8.06.

   (b) In the event that the Trustee shall fail to comply with the provisions of subdivision (a) of this (S) 8.05, the Trustee shall within ten days after the expiration of such 90-day period, transmit notice of its failure in that regard to the holders of Securities in the manner and to the extent provided in subdivision (c) of (S) 7.01.

   (c) Subject to the provisions of the last paragraph of (S) 5.08, any holder of a Security who has been a bona fide holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee, and the appointment of a successor trustee, if the Trustee shall fail, after written request therefor by such holder, to comply with the provisions of subdivision
(a) of this (S) 8.05.

  (d) For the purposes of this (S) 8.05, the Trustee shall be deemed to have a conflicting interest, if

      (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities; provided, however, that there shall be excluded from the operation of this paragraph (1) this Indenture and any such other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if (i) this Indenture and such other indenture or indentures are wholly unsecured, and such other indenture or indentures are hereafter qualified under the Trust Indenture Act of 1939, unless the Securities and Exchange Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of Section 307 of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture and the provisions of such other indenture which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as trustee under one of said indentures, or (ii) the Company shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as trustee under one of said indentures;

      (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;

      (3) the Trustee directly or indirectly controls, or is directly or indirectly controlled by, or is under direct or indirect common control with, the Company or an underwriter for the Company;

   (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or executive officer of the Trustee and a director and/or an executive officer of the Company, but may not be at the same time an executive officer of both the Trustee and the Company, and (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Company, and (C) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subdivision (d), to act as trustee, whether under an indenture or otherwise:

   (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or any other obligor on the Securities or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of such voting securities is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more of such persons;

   (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default as the term "default" is defined in clause
(B) of the second paragraph following paragraph (9) of this subdivision (d),
(A) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company, not including Securities and not including securities issued under any other indenture under which the Trustee is also trustee, or (B) 10% or more of any class of security of an underwriter for the Company;

   (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default as the term "default" is defined in clause
(B) of the second paragraph following paragraph (9) of this subdivision (d), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly, or is under direct or indirect common control with, the Company;

   (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default as the term "default" is defined in clause
(B) of the second paragraph following paragraph (9) of this subdivision (d), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

   (9) the Trustee owns, on May 15 in any year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), paragraph (7) or paragraph (8) of this subdivision (d). As to any of such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15, in each year, the Trustee shall make a check of its holding of such securities in any of the above-mentioned capacities as of such May 15. If the Company shall fail to make payment in full of principal of or interest on any of the Securities, when and as the same becomes due and payable, and such failure shall continue for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failures shall continue, be considered as though beneficially owned by the Trustee, for the purposes of paragraphs (6), (7) and (8) of this subdivision (d).

   The specification of percentages in paragraphs (5) to (9), inclusive, of this subdivision (d) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or paragraph (7) of this subdivision (d).

   For the purposes of paragraphs (6), (7), (8) and (9) of this subdivision (d), (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (C) the Trustee shall not be deemed the owner or holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as the term "default" is defined in this paragraph, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as a custodian, escrow agent or depositary, or in any similar representative capacity.

   For the purposes of this subdivision (d) the term "underwriter" when used with reference to the Company means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company which is outstanding at the time the determination is made, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking; but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

   For the purposes of this subdivision (d) the term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

   The percentages of voting securities and other securities specified in this subdivision (d) shall be calculated in accordance with the following provisions:

      (A) A specified percentage of the voting securities of a person means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

      (B) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

      (C) The term "amount", when used in regard to securities, means the principal amount, if relating to evidences of indebtedness; the number of shares, if relating to capital shares; and the number of units, if relating to any other kind of security.

      (D) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

         (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

         (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise:

         (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise;

         (iv) securities held in escrow, if placed in escrow by the issuer thereof;

   provided, however, that any voting securities of an issuer shall be deemed outstanding, if any person other than the issuer is entitled to exercise the voting rights thereof.

      (E) A security shall be deemed to be of the same class as another security, if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, (1) that, in the case of secured evidences of indebtedness all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes, and (2) that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

   The term "the Company", whenever used in this subdivision (d), shall include every other person which, at the time in question, is an obligor on the Securities.

   (S) 8.06. In case at any time the Trustee shall resign, or shall be removed (unless the Trustee shall be removed as provided in subdivision (c) of (S) 8.05, in which event the vacancy shall be filled as provided in said subdivision), or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or if any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, a successor trustee may be appointed by the holders of a majority in principal amount of the Securities then outstanding, by an instrument or concurrent instruments in writing signed in duplicate by such holders and filed, one original thereof with the Company and the other with the successor trustee; but, until a successor trustee shall have been so appointed by the holders of Securities as herein authorized, the Company by a resolution of its Board of Directors or, in case all or substantially all of the assets of the Company shall be in the possession of a custodian or one or more receivers lawfully appointed, or of trustees in bankruptcy or reorganization proceedings (including a trustee or trustees appointed under the provisions of the Bankruptcy Act), or of assignees for the benefit of creditors, such custodian, receivers, trustees or assignees, as the case may be, by an instrument in writing shall appoint a successor trustee. Upon the appointment and acceptance as aforesaid of a successor trustee the Trustee shall cease to be trustee hereunder. After any such appointment other than by the holders of Securities, the person making such appointment shall forthwith cause notice thereof to be mailed, postage prepaid, to the holders of Securities at their addresses as the same shall then appear on the register of the Company; but any successor trustee so appointed shall, immediately and without further act, be superseded by a successor trustee appointed by the holders of Securities in the manner above prescribed, if such appointment be made prior to the expiration of one year from the date of mailing of such notice by the Company, or by such custodian, receivers, trustees or assignees.

   If any trustee shall resign because of a conflict of interest as provided in subdivision (a) of (S) 8.05 and a successor trustee shall not have been appointed by the Company or by the holders of Securities, or, if any successor trustee so appointed shall not have accepted its appointment within 30 days after such appointment shall have been made, the resigning trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee. If in any other proper case a successor trustee shall not be appointed pursuant to the foregoing provisions of this (S) 8.06 within three months after such appointment might have been made hereunder, the holder of any Security or any retiring trustee may apply to any court of competent jurisdiction to appoint a successor trustee. Such court may thereupon, in any such case, after such notice, if any, as such court may deem proper and prescribe, appoint a successor trustee.

   The Company covenants that whenever necessary to avoid or fill a vacancy in the office of trustee, the Company will, in the manner provided in this (S) 8.06, appoint a successor trustee and that there shall at all times be a trustee under this Indenture, which shall at all times be a corporation organized and doing business under the laws of the United States of America or of the State of New York, in good standing and having its principal offices in the Borough of Manhattan, in The City of New York, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal or State authority and which has a combined capital and surplus of not less than $5,000,000. For the purposes of this (S) 8.06 the combined capital and surplus of any such trustee shall be deemed to be the combined capital and surplus as set forth in the most recent report of its condition published by such trustee, provided that such reports are published at least annually, pursuant to law or to the requirements of a Federal or State supervising or examining authority. If the Trustee or any successor shall at any time cease to have the qualifications prescribed in this paragraph, it shall promptly resign as trustee hereunder.

   Any successor trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor trustee and to the Company, or to the receivers, trustees, assignees or court appointing it, as the case may be, an instrument accepting such appointment hereunder, and thereupon such successor trustee, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor trustee with like effect as if originally named as trustee hereunder, and such predecessor trustee shall thereupon become obligated to pay over and such successor trustee shall be entitled to receive, all moneys on deposit, or other obligations described in (S) 9.02(b), with or held by such predecessor trustee as trustee hereunder. Nevertheless, on the written request of the Company or of the successor trustee or of the holders of 10% in principal amount of the Securities then outstanding, such predecessor trustee, upon payment of its charges and disbursements then unpaid, shall execute and deliver an instrument transferring to such successor trustee upon the trusts herein expressed all the rights, powers and trusts of such predecessor trustee, and shall assign, transfer and deliver to the successor trustee all moneys and properties held by such predecessor trustee; and upon request of any such successor trustee, the Company shall make, execute, acknowledge and deliver any and all instruments in writing for more fully and effectively vesting in and conforming to such successor trustee all such rights, powers, trusts, immunities, duties and obligations.

   (S) 8.07. Any corporation into which the Trustee or any successor to it in the trusts created by this Indenture may be merged, or any corporation with which it or any successor to it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee or any such successor to it shall be a party, or any corporation to which the Trustee or any successor to it shall sell or otherwise transfer all or substantially all the assets and business of the Trustee, shall be the successor trustee under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that such corporation shall have the qualifications prescribed in (S)(S) 8.05 and 8.06. In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of the original Trustee or of any successor to it as trustee hereunder, and deliver such Securities so authenticated; and in case at any time any of the Securities shall not have been authenticated, any successor to the Trustee by merger or consolidation may authenticate such Securities either in the name of its predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

   (S) 8.08. (a) If the Trustee in its individual capacity shall be, or shall become, a creditor, directly or indirectly, secured or unsecured, of the Company (other than in a relationship specified in subdivision (f) of this (S) 8.08), within four months prior to a default, as the term "default" is defined in subdivision (e) of this (S) 8.08, or subsequent to such a default, then, unless and until such default shall be made good, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of Securities and the holders of any other indenture securities, as the term "other indenture securities" is defined in said subdivision (e).

   (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subdivision (a), or from the exercise of any right of set-off which the Trustee could have exercised, if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

   (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

   (b) Nothing contained in this (S) 8.08 shall affect the right of the
Trustee:

      (1) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Act or applicable State law;

      (2) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

      (3) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subdivision (e) of this (S) 8.08, would happen within four months; or

      (4) to receive payment on any claim referred to in paragraph (2) or paragraph (3) of this subdivision (b) against the release of any property held as security for such claim as provided in said paragraph (2) or said paragraph (3), as the case may be, to the extent of the fair value of such property.

For the purposes of paragraphs (2), (3) and (4) of this subdivision (b), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of, or in substitution for, or for the purpose of repaying or refunding, any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

   (c) If the Trustee shall be required to account, the funds and property held in a special account pursuant to the provisions of this (S) 8.08 and the proceeds thereof shall be apportioned among the Trustee, the holders of Securities and the holders of other indenture securities in such manner that the Trustee, the holders of Securities and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Act, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the holders of Securities and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Act, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this subdivision (c) with respect to any claim, the term "dividends" shall include any distribution with respect to such claim in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Act, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership, or proceeding for reorganization shall be pending shall have jurisdiction (i) to apportion among the Trustee, the holders of Securities and the holders of other indenture securities, in accordance with the provisions of this subdivision (c), the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment thereof, in whole or in part, to give to the provisions of this subdivision (c) due consideration in determining the fairness of the distributions to be made to the Trustee, the holders of Securities and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this subdivision (c) as a mathematical formula.

   (d) In case the Trustee shall have resigned or been removed after the beginning of such four months' period, the Trustee shall be subject to the provisions of this (S) 8.08 as though such resignation or removal had not occurred. If the Trustee shall have resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this (S) 8.08 if and only if the receipt of property or reduction of claim which would have given rise to the obligation to account, if the Trustee had continued as such trustee hereunder, had occurred after the beginning of such four months' period and within four months after such resignation or removal.

   (e) As used in this (S) 8.08, the term "default" means any failure to make payment in full of principal of or interest on the Securities or any other indenture securities, when and as such principal or interest becomes due and payable; and the term "other indenture securities" means securities upon which the Company is an obligor (as the term "obligor" is defined in the Trust Indenture Act of 1939) outstanding under any other indenture under which the Trustee is also trustee and which contains provisions substantially similar to the provisions of this (S) 8.08 and under which a default exists at the time of the apportionment of the funds and property held in said special account.

   (f) None of the foregoing provisions of this (S) 8.08 shall be applicable in respect of a creditor relationship arising from:

      (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

      (2) if any property other than cash shall at any time be subject to the lien of this Indenture, advances authorized by a receivership or bankruptcy court of competent jurisdiction or by the instrument subjecting such property to such lien, made for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Securityholders as provided in subdivisions (a), (b) and (c) of
   (S) 7.01 with respect to advances by the Trustee as such;

      (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

      (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in this subdivision (f);

      (5) the ownership of stock or other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act as amended which is directly or indirectly a creditor of the Company; or

      (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as the term "self-liquidating paper" is defined in this subdivision (f).

   The term "security" or "securities" as used in this subdivision (f) shall have the same meaning as the definition, singular and plural, respectively, of the term "security" as that term is defined in the Securities Act of 1933, as amended prior to the date of this Indenture.

   The term "cash transaction" as used in paragraph (4) of this subdivision (f) means any transaction in which full payment for goods or securities sold is made within seven days after the delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

   The term "self-liquidating paper" as used in paragraph (6) of this subdivision (f) means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided that the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

   The term "the Company", whenever used in this (S) 8.08, shall include every other person which, at the time in question, is an obligor on the Securities.

                                   ARTICLE 9.

                                  DEFEASANCE.

   (S) 9.01. If and when the principal of, and the interest on, all the Securities outstanding hereunder and all other sums due hereunder shall have been well and truly paid at the times and in the manner therein and herein expressed, or provision for payment shall have been made therefor pursuant to
(S) 9.02, this Indenture shall cease and determine, and, at the written request of the Company, accompanied by the officers' certificate and opinion of counsel required by (S) 13.03, and upon payment of the costs, charges and expenses incurred or to be incurred by the Trustee in relation thereto or in carrying out the provisions of this indenture, the Trustee shall cancel and satisfy this Indenture.

   (S) 9.02. The Company shall be released from its obligations under the Securities of any series:

      (a) if, at or prior to the maturity of the Securities of such series, the Company shall deposit with the Trustee, in trust for the pro rata benefit of the holders thereof, either:

         (i) funds sufficient to pay or provide for payment of all sums, for principal and interest and premium, if any, due or to become due on such Securities at the time outstanding, and shall pay all costs, charges and expenses incurred or to be incurred by the Trustee in relation thereto or in carrying out the provisions of this Indenture, or

         (ii) such amount of U.S. Government Obligations as will together with the income to accrue thereon without consideration of any reinvestment thereof, be sufficient to pay all sums, for principal and interest and premium, if any, due or to become due on such Securities at the time outstanding, and shall pay all costs, charges and expenses incurred or to be incurred by the Trustee in relation thereto or in carrying out the provisions of this Indenture, provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest and premium, if any, with respect to such Securities;

      (b) if any of the Securities of such series are to be redeemed prior to maturity, the Company shall have delivered to the Trustee (1) an officers' certificate to the effect that notice of redemption of all outstanding Securities of such series on a specified redemption date has been given as herein provided, unless the Trustee has given such notice on behalf of the Company; or (2) an officers' certificate to the effect that arrangements have been made insuring to the satisfaction of the Trustee that such notice will be so given, unless the Trustee has given such notice on behalf of the Company; or (3) a written instrument executed by the Company under its corporate seal, and expressed to be irrevocable, authorizing the Trustee to give such notice for and on behalf of the Company;

      (c) unless otherwise provided for any series of Securities pursuant to (S) 2.02, if the Company shall have delivered to the Trustee either (A) a ruling received from the Internal Revenue Service to the effect that the holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this (S) 9.02 and will be subject to Federal income tax on the same amount and in the same manner and at the same time or times as would have been the case if such option had not been exercised or (B) an opinion of counsel to the same effect as the ruling described in clause (A) with no material qualifications; and

      (d) the Company shall have delivered to the Trustee an officers' certificate and an opinion of counsel, each stating that all conditions precedent provided for relating to the defeasance under this (S) 9.02 have been satisfied.

   Such release or defeasance pursuant to this (S) 9.02 means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned, except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Securities of such series to receive, solely from the trust fund described in this (S) 9.02, payments in respect of the principal of and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under (S)(S) 2.06, 2.07, 2.09, 2.10, 2.11, 2.12, 4.02, 7.03, 8.01 and
8.06 hereof and (C) this Article Nine. Subject to compliance with this Article Nine, the Issuer may exercise its option under this (S) 9.02 notwithstanding the prior exercise of its option under (S) 9.03 with respect to the Securities of such series.

   (S) 9.03 The Company shall be released from its obligations under (S) 4.04 with respect to the Securities of any series:

      (a) if, at or prior to the maturity of the Securities of such series, the Company shall deposit with the Trustee, in trust for the pro rata benefit of the holders thereof, either:

         (i) funds sufficient to pay or provide for payment of all sums, for principal and interest and premium, if any, due or to become due on such Securities at the time outstanding, and shall pay all costs, charges and expenses incurred or to be incurred by the Trustee in relation thereto or in carrying out the provisions of this Indenture, or

         (ii) such amount of U.S. Government Obligations as will together with the income to accrue thereon without consideration of any reinvestment thereof, be sufficient to pay all sums, for principal and interest and premium, if any, due or to become due on such Securities at the time outstanding, and shall pay all costs, charges and expenses incurred or to be incurred by the Trustee in relation thereto or in carrying out the provisions of this Indenture, provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to such Securities; and

         (b) if any of the Securities of such series are to be redeemed prior to maturity, the Company shall have delivered to the Trustee (1) an officers' certificate to the effect that notice of redemption of all outstanding Securities of such series on a specified redemption date has been given as herein provided, unless the Trustee has given such notice on behalf of the Company; or (2) an officers' certificate to the effect that arrangements have been made insuring to the satisfaction of the Trustee that such notice will be so given, unless the Trustee has given such notice on behalf of the Company; or (3) a written instrument executed by the Company under its corporate seal, and expressed to be irrevocable, authorizing the Trustee to give such notice for and on behalf of the Company; and

         (c) the Company shall have delivered to the Trustee an officers' certificate and an opinion of counsel, each stating that all conditions precedent provided for relating to the covenant defeasance under this
      (S) 9.03 have been satisfied.

For this purpose, such release or covenant defeasance means that, with respect to the Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in
(S) 4.04 whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document and such omission to comply shall not constitute a default under (S) 5.01 (d), but the remainder of this Indenture and such Securities shall be unaffected thereby.

   (S) 9.04 After any irrevocable deposit pursuant to (S) 9.02 or (S) 9.03 and satisfaction of all conditions set forth therein, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities of the relevant series and, if applicable, under this Indenture, except for any surviving obligations specified in (S) 9.02 or (S) 9.03.

   (S) 9.05 Subject to Section (S) 9.02 and (S) 9.03, the Trustee shall promptly pay to the Company upon request any excess money held by them at any time. The Trustee shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years; provided, however, that the Trustee before being required to make any payment may at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each holder entitled to such money notice that such money remains unclaimed and that, after a date specified therein which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Securityholders of the relevant series entitled to money must look solely to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

   (S) 9.06 If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with (S) 9.02 or (S) 9.03 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the rele-vant series of Securities shall be revived and reinstated as though no deposit had occurred pursuant to (S) 9.02 or (S) 9.03 until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with (S) 9.02 and (S) 9.03; provided, however, that if the Company has made any payment of interest on or principal of any relevant series of Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such series of Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee.

   (S) 9.07 The Trustee shall not be required to pay interest on any moneys or U.S. Government Obligations deposited pursuant to the provisions of this Indenture, except such as it shall agree with the Company to pay thereon.

   Any moneys or U.S. Government Obligations which at any time shall be deposited by the Company or on its behalf with the Trustee, as paying agent or otherwise under this Indenture, shall be and are hereby assigned, transferred and set over to the Trustee in trust for the purpose for which such moneys or obligations shall have been deposited; but such moneys or obligations need not be segregated from other funds except to the extent required bY law.

                                  ARTICLE 10.

               IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
                                 AND DIRECTORS.

   No recourse shall be had for the payment of the principal of, the premium, if any, or the interest on, any Securities, or any part thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, or for any claim based thereon or otherwise in respect thereof, or against any stockholder, officer or director, as such, past, present or future, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any such incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any such predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom; and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the Securities; provided, however, that nothing herein or in the Securities contained shall be taken to prevent recourse to and the enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of the shares of capital stock not fully paid up.

                                  ARTICLE 11.

                         CONSOLIDATION, MERGER AND SALE.

   (S) 11.01. Nothing contained in this Indenture or in the Securities shall be deemed to prevent the consolidation or merger of the Company with or into any other corporation, or the merger into the Company of any other corporation, or the sale, lease, transfer or other disposition by the Company of its property and assets as, or substantially as, an entirety, or otherwise; provided however,
(1) that, in case of any such consolidation or merger, the corporation resulting from such consolidation or any corporation other than the Company into which such merger shall be made shall be a corporation organized under the laws of the United States or a State thereof or the District of Columbia and shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the party of the first part hereto and shall become liable and be bound for, and shall expressly assume, by indenture in form satisfactory to the Trustee executed and delivered to the Trustee, the due and punctual payment of the principal of, and the premium, if any, and interest on, all the Securities then outstanding and the performance and observance of each and every covenant and condition of this Indenture on the part of the Company to be performed or observed, (2) that, as a condition of any such sale, lease, transfer or other disposition of the property and assets of the Company as, or substantially as, an entirety, the corporation to which such property and assets shall be sold, leased, transferred or otherwise disposed of shall (a) expressly assume, as a part of the purchase price thereof, the due and punctual payment of the principal of, and the premium, if any, and interest on, all the Securities and the performance and observance of all the covenants and conditions of this Indenture on the part of the Company to be performed or observed, and (b) simultaneously with the delivery to it of the conveyances or instruments of transfer of such property and assets, execute and deliver to the Trustee a proper indenture in form satisfactory to the Trustee, whereby such purchasing corporation shall so assume the due and punctual payment of the principal of, and the premium, if any, and interest on, all the Securities then outstanding and the performance and observance of each and every covenant and condition of this Indenture on the part of the Company to be performed or observed, to the same extent that the Company be bound and liable.

   (S) 11.02. The Company will not consolidate with any other corporation or permit the Company to be merged into any other corporation, or sell its property and assets as, or substantially as, an entirety except upon the terms and conditions set forth in this Article 11. Upon any consolidation or merger, or any sale, lease, transfer or other disposition of the property and assets of the Company as, or substantially as, an entirety in accordance with the provisions of this Article 11, the corporation formed by such consolidation or into which the Company shall have been merged or to which such sale, lease, transfer or other disposition shall have been made shall succeed to and be substituted for the Company with the same effect as if it had been named herein as a party hereto, and thereafter from time to time such corporation may exercise each and every right and power of the Company under this Indenture, in the name of the Company or in its own name; and any act or proceeding by and provision of this Indenture required or permitted to be done by any board or officer of the Company may be done with like force and effect by the like board or officer of any corporation that shall at the time be the successor of the Company hereunder.

                                  ARTICLE 12.

                            SUPPLEMENTAL INDENTURES.

   (S) 12.01. The Company and the Trustee may, from time to time and at any time, enter into such indentures supplemental hereto as shall be deemed by them necessary or desirable, for one or more of the following purposes:

   (a) To add to the covenants and agreements of the Company for the protection or benefit of the holders of all or any series of Securities;

   (b) To add appropriate provisions in the event of the pledge, mortgage or hypothecation, of property or assets as security for the Securities, as provided in (S) 4.04;

   (c) To evidence the succession of another corporation to the Company, or to any successor corporation, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company upon the Securities and under this Indenture;

   (d) To establish the form and terms of any series of Securities as permitted by (S) 2.02; and

   (e) For any other purpose not inconsistent with the terms of this Indenture, or for the purpose of curing any ambiguity or of curing, correcting or supplementing any defective or inconsistent provisions, contained herein or in any supplemental indenture.

   The Trustee, to the extent permitted by (S) 8.02, shall be fully protected in relying upon the request of the Company as proof of the necessity or desirability of any supplemental indenture provided for in this (S) 12.01 and upon an officers' certificate and an opinion of counsel that such supplemental indenture complies with the provisions of this (S) 12.01.

   (S) 12.02. Subject to the terms and provisions contained in this Section, and not otherwise, the Company and the Trustee may execute such indenture or indentures supplemental hereto as shall be by the Company deemed necessary or desirable for the purpose of modifying or amending in any particular not provided for under (S) 12.01 any of the terms or provisions contained in this Indenture or in any supplemental indenture or in any Security, with the consent of holders of a majority in aggregate principal amount of the Securities at the time outstanding of all series affected by such supplemental indenture (treated as a single class); provided, that no such supplemental indenture shall (a) extend the fixed maturity of any Security, or reduce the principal amount thereof, or reduce the rate or method of computation of or extend the time of payment of interest, if any, thereon, or reduce any amount payable on or change the time for any redemption thereof or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to (S) 5.02 or the amount thereof provable in bankruptcy pursuant to (S) 5.03 or impair or affect the right of any Securityholder to institute suit for the payment thereof or the right of repayment, if any, at the option of the Securityholder or make the principal of any Security or any interest thereon payable in any coin or currency other than that hereinabove provided, without the consent of the holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Securities outstanding affected by such supplemental indenture.

   If at any time the Company shall request the Trustee to enter into any supplemental indenture pursuant to the provisions of this Section, accompanied by a resolution authorizing the execution thereof, the Trustee shall, at the expense of the Company, cause notice of the proposed execution of such supplemental indenture to be mailed to all holders of Securities in the manner and to the extent provided in subdivision (c) of (S) 7.01. Such notice shall briefly set forth the nature of the proposed supplemental indenture, and shall state that a copy thereof is on file at the principal office of the Trustee, for inspection by all holders of Securities.

   (S) 12.03. Whenever the Company shall deliver to the Trustee an instrument or instruments executed by the holders of at least a majority in aggregate principal amount of the Securities then outstanding of all series affected by such supplemental indenture (treated as a single class), which instruments shall refer to the proposed supplemental indenture described in such notice and shall specifically consent to and approve the execution thereof in substantially the form of the copy thereof referred to in such notice as on file with the Trustee, together with an officers' certificate and an opinion of counsel, thereupon, but not otherwise, the Trustee shall execute, subject to (S) 8.02, such supplemental indenture in substantially such form, without liability or responsibility to any holder of any Security, whether or not such holder shall have consented thereto, and no holder of any Security shall have any right or interest to object to the execution of such supplemental indenture or to object to any of the terms or provisions therein contained, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Company from executing the same or from taking any action pursuant to the provisions thereof.

   Any consent given by the holder of any Security under this Article 12 shall be irrevocable for a period of six months after the date of execution thereof, but may be revoked at any time thereafter by such holder or by his successor in title by filing written notice of such revocation with the Trustee at its principal office; provided, however, that such consent shall not be revocable after the holders of a majority in aggregate principal amount of the Securities then outstanding of all series affected by such supplemental indenture (treated as a single class) shall have consented to such supplemental indenture. No notation on any Securities of the fact of such consent shall be necessary, but any such written consent by the holder of any Security shall be conclusive and binding on all future holders and owners of the same Security and of all Securities delivered in exchange therefor, unless revoked in the manner and during the period hereinabove in this (S) 12.03 provided.

   (S) 12.04. Any supplemental indenture executed in accordance with any of the provisions of this Article 12 shall thereafter form a part of this Indenture; and all the terms and conditions contained in any such supplemental indenture as to any provisions authorized to be contained therein shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes, and the respective rights, duties and obligations under this Indenture of the Company, the Trustee and all holders of outstanding Securities shall thereafter be determined, exercised and enforced hereunder subject, in all respects, to such modifications and amendments; provided, however, that all modifications of or additions to the terms of this Indenture shall conform to the provisions of the Trust Indenture Act of 1939 as such Act shall be in effect at the time of execution of such supplemental indenture and that no such supplemental indenture shall modify the rights, duties and immunities of the Trustee without its written consent.

                                  ARTICLE 13.

                           MISCELLANEOUS PROVISIONS.

   (S) 13.01. Nothing in this Indenture expressed or that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon or to give to any person other than the parties hereto and the holders of the Securities any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation hereof; and all covenants, stipulations, promises and agreements in this Indenture contained shall be for the sole and exclusive benefit of the parties hereto and their successors and of the holders of the Securities.

   (S) 13.02. All Securities paid or redeemed, or delivered to the Trustee for any sinking fund or otherwise retired or surrendered in exchange for new Securities pursuant to any of the provisions of this Indenture, shall be canceled by the Trustee, and no Securities shall be issued under this Indenture in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. The Trustee may deliver to the Company all such canceled Securities held by it or make such other disposition thereof as the Company may request in writing.

   (S) 13.03. As evidence of compliance with the conditions precedent provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) which relate to the satisfaction and discharge of this Indenture or to any other action to be taken by the Trustee at the request or upon the application of the Company, the Company will furnish to the Trustee an officers' certificate stating that such conditions precedent have been complied with and an opinion of counsel stating that in his opinion such conditions precedent have been complied with.

   Unless herein otherwise expressly provided and to the extent permitted by
(S) 8.02, any order, notice, request, certificate or statement of the Company required or permitted to be filed with the Trustee or to be made or given under any provision hereof, shall be sufficient if it shall have been signed by the President or one of the Vice-Presidents and by the Treasurer or one of the Assistant Treasurers or the Secretary or one of the Assistant Secretaries of the Company.

   Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such condition or covenant;
(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

   (S) 13.04. If any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of the provisions of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

   (S) 13.05. Except as otherwise specified herein, all accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with generally accepted accounting principles as in effect from time to time.

   (S) 13.06. Any notice or demand authorized by this Indenture to be served on or given to the Company shall be sufficiently served or given for all purposes, if it shall be sent by registered mail to the Company addressed to it at Post Office Box 2511, Houston, Texas 77252-2511, or at such other address as may have been furnished in writing to the Trustee by the Company.

   (S) 13.07. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

   (S) 13.08. THIS INDENTURE AND EACH AND EVERY PROVISION THEREOF AND OF THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

   IN WITNESS WHEREOF, said TENNECO INC. has caused this Indenture to be executed in its corporate name by its President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and to be attested by its Secretary or one of its Assistant Secretaries, and said THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) has caused this Indenture to be executed in its corporate name by one of its Vice Presidents and its corporate seal to be hereunto affixed and to be attested by one of its Assistant Secretaries, all as of March 15, 1988.


                                       TENNECO INC.,


                                       By    ROBERT T. BLAKELY
                                         ---------------------------
                                             ROBERT T. BLAKELY
                                          Senior Vice President an
                                           Chief Financial Officer


Attest:


       KARL A. STEWART
----------------------------
         Secretary

[CORPORATE SEAL]


                                       THE CHASE MANHATTAN BANK
                                       (NATIONAL ASSOCIATION)


                                       By      T. J. FITZSIMONS
                                         ---------------------------
                                               T. J. FITZSIMONS
                                                Vice President


Attest:


    JAMES J. SCHIMMEL
----------------------------
   Assistant Secretary

[CORPORATE SEAL]